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                                                                    EXHIBIT 10.7

                      FORM OF SALE AND SERVICING AGREEMENT
                                Dated as of , 19
                                 by and between

                      FIRSTPLUS HOME LOAN OWNER TRUST 19 -
                                    (Issuer)

                        FIRSTPLUS INVESTMENT CORPORATION
                                    (Seller)

                                       and

                            FIRSTPLUS FINANCIAL, INC.
                            (Transferor and Servicer)



                      FIRSTPLUS HOME LOAN OWNER TRUST 19 __-__
                       ASSET-BACKED NOTES AND CERTIFICATES
                                   SERIES 19 __-__
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                                TABLE OF CONTENTS

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                                                     ARTICLE I

                                                    DEFINITIONS
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Section 1.01  Definitions.........................................................................................1
         Addition Notice..........................................................................................1
         Agreement................................................................................................1
         Assignment of Mortgage...................................................................................1
         Assumed Pool Principal Balance...........................................................................1
         Available Collection Amount..............................................................................1
         Business Day.............................................................................................2
         Capitalized Interest Account.............................................................................2
         Capitalized Interest Account Deposit.....................................................................2
         Capitalized Interest Account Requirement.................................................................2
         Capitalized Interest Amount..............................................................................2
         Capitalized Interest Excess..............................................................................2
         Certificate(s)...........................................................................................2
         Certificateholder........................................................................................2
         Certificateholders' Distributable Amount.................................................................2
         Certificateholders' Interest Carry-Forward Amount........................................................3
         Certificateholders' Interest Distributable Amount........................................................3
         Certificateholders' Monthly Interest Distributable Amount................................................3
         Certificateholders' Monthly Principal Distributable Amount...............................................3
         Certificateholders' Principal Distributable Amount.......................................................3
         Certificateholders' Principal Carry-Forward Amount.......................................................3
         Certificate Principal Balance............................................................................4
         Class    ................................................................................................4
         Class A-1 Note...........................................................................................4
         Class A-2 Note...........................................................................................4
         Class A-3 Note...........................................................................................4
         Class A-4 Note...........................................................................................4
         Class A-5 Note...........................................................................................4
         Class Pool Factor........................................................................................4
         Class Principal Balance..................................................................................4
         Closing Date.............................................................................................4
         Code     ................................................................................................4
         Collection Account.......................................................................................4
         Completion Certificate...................................................................................4
         Combination Loan.........................................................................................4
         Credit Support Reduction Date............................................................................4
         Custodial Agreement......................................................................................5
         Custodian................................................................................................5
         Custodian Fee............................................................................................5
         Cut-Off Date.............................................................................................5
         Debt Consolidation Loan..................................................................................5


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
         Defaulted Home Loan......................................................................................5
         Defective Home Loan......................................................................................5
         Deficiency Amount........................................................................................5
         Deleted Home Loan........................................................................................7
         Determination Date.......................................................................................7
         Distribution Date........................................................................................7
         DTC      ................................................................................................7
         Due Date ................................................................................................7
         Due Period...............................................................................................7
         Eligible Account.........................................................................................7
         Eligible Servicer........................................................................................7
         Event of Default.........................................................................................7
         Excess Overcollateralization Amount......................................................................7
         Excess Reserve Account Amount............................................................................7
         Excess Servicing Fee.....................................................................................7
         Excess Spread............................................................................................8
         Expected Loan Losses.....................................................................................8
         FDIC     ................................................................................................8
         FHLMC    ................................................................................................8
         Fidelity Note............................................................................................8
         FNMA     ................................................................................................8
         Foreclosure Property.....................................................................................8
         Funding Period...........................................................................................8
         Guaranteed Payment.......................................................................................8
         Guaranty Insurance Premium...............................................................................8
         Guaranty Policy..........................................................................................8
         Guaranty Policy Proceeds.................................................................................8
         HUD      ................................................................................................8
         Home Improvement Loan....................................................................................9
         Home Loan................................................................................................9
         Home Loan Interest Rate..................................................................................9
         Home Loan Pool...........................................................................................9
         Home Loan Schedule.......................................................................................9
         Indenture................................................................................................9
         Indenture Trustee........................................................................................9
         Indenture Trustee Fee....................................................................................9
         Initial Overcollateralization Level......................................................................9
         Initial Home Loan........................................................................................9
         Initial Pool Principal Balance...........................................................................9
         Insurance Agreement.....................................................................................10
         Insurance Proceeds......................................................................................10
         Insured Securities......................................................................................10
         Interest Distribution Amount............................................................................10
         Interest Shortfall......................................................................................10
         Interest Shortfall Rate.................................................................................10
         Issuer's Home Loan File.................................................................................10
         Liquidated Home Loan....................................................................................10
         Liquidation Proceeds....................................................................................11


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
         Loan Sale Agreement.....................................................................................11
         Majority Securityholders................................................................................11
         Modified Home Loan......................................................................................11
         Monthly Payment.........................................................................................11
         Mortgage ...............................................................................................11
         Mortgaged Property......................................................................................11
         Mortgaged Property States...............................................................................11
         Net Liquidation Proceeds................................................................................11
         Net Loan Losses.........................................................................................12
         Net Principal Loan Losses...............................................................................12
         Non-United States Person................................................................................12
         Note(s)  ...............................................................................................12
         Note Distribution Account...............................................................................12
         Noteholder..............................................................................................12
         Noteholders' Distributable Amount.......................................................................12
         Noteholders' Interest Carry-Forward Amount..............................................................12
         Noteholders' Interest Distributable Amount..............................................................13
         Noteholders' Monthly Interest Distributable Amount......................................................13
         Noteholders' Monthly Principal Distributable Amount.....................................................13
         Noteholders' Principal Distributable Amount.............................................................13
         Noteholders' Principal Carry-Forward Amount.............................................................13
         Note Interest Rate......................................................................................13
         Obligor  ...............................................................................................14
         Officer's Certificate...................................................................................14
         Original Certificate Principal Balance..................................................................14
         Original Class Principal Balance........................................................................14
         Overcollateralization Level.............................................................................14
         Overcollateralization Reduction Amount..................................................................14
         Overcollateralization Stepdown Date.....................................................................14
         Ownership Interest......................................................................................14
         Owner Trustee...........................................................................................14
         Owner Trustee Fee.......................................................................................14
         Pass-Through Rate.......................................................................................15
         Permitted Investments...................................................................................15
         Person   ...............................................................................................16
         Pool Principal Balance..................................................................................16
         Post Liquidation Proceeds...............................................................................16
         Preference Amount.......................................................................................16
         Pre-Funded Amount.......................................................................................16
         Pre-Funding Account.....................................................................................16
         Pre-Funding Account Deposit.............................................................................17
         Pre-Funding Account Weighted Average Balance............................................................17
         Pre-Funding Termination Distribution Date...............................................................17
         Principal Balance.......................................................................................17
         Principal Prepayment....................................................................................17
         Projected Interest Shortfall............................................................................17
         Prospectus..............................................................................................17
         Purchase Price..........................................................................................17


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
         Qualified Substitute Home Loan..........................................................................18
         Rating Agency or Rating Agencies........................................................................18
         Ratings  ...............................................................................................18
         Realized Losses.........................................................................................18
         Record Date.............................................................................................18
         Regular Principal Distribution Amount...................................................................18
         Released Mortgaged Property Proceeds....................................................................19
         Required Credit Support Multiple........................................................................19
         Reserve Account.........................................................................................20
         Reserve Account Initial Deposit.........................................................................20
         Required Overcollateralization Level....................................................................21
         Reserve Account Requirement.............................................................................21
         Residual Interest:......................................................................................21
         Responsible Officer.....................................................................................21
         Securities..............................................................................................21
         Securities Insurer......................................................................................21
         Securities Insurer Commitment...........................................................................21
         Securities Insurer Default..............................................................................22
         Securities Insurer Reimbursement Amount.................................................................22
         Securityholder..........................................................................................22
         Seller   ...............................................................................................22
         Series or Series 1996-3.................................................................................22
         Servicer ...............................................................................................22
         Servicer's Fiscal Year..................................................................................22
         Servicer's Monthly Remittance Report....................................................................22
         Servicer's Monthly Statement............................................................................22
         Servicer's Home Loan File...............................................................................22
         Servicing Advances......................................................................................22
         Servicing Compensation..................................................................................22
         Servicing Fee...........................................................................................23
         Servicing Officer.......................................................................................23
         Subsequent Home Loan....................................................................................23
         Subsequent Purchase Price...............................................................................23
         Subsequent Transfer Agreement...........................................................................23
         Subsequent Transfer Date................................................................................23
         Subservicer.............................................................................................23
         Subservicing Account....................................................................................23
         Subservicing Agreement..................................................................................23
         Substitution Adjustment.................................................................................24
         Superior Lien...........................................................................................24
         Termination Price.......................................................................................24
         Transferor..............................................................................................24
         Trust    ...............................................................................................24
         Trust Account Property..................................................................................24
         Trust Accounts..........................................................................................24
         Trust Agreement.........................................................................................24
         Trust Fees and Expenses.................................................................................24
         Underwriters............................................................................................24


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
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         Weighted Average Interest Rate..........................................................................24

Section 1.02  Other Definitional Provisions......................................................................25

                                                    ARTICLE II

                                           CONVEYANCE OF THE HOME LOANS

Section 2.01  Conveyance of the Initial Home Loans...............................................................26
Section 2.02  Conveyance of the Subsequent Home Loans............................................................26
Section 2.03  Ownership and Possession of Home Loan Files........................................................29
Section 2.04  Books and Records..................................................................................29
Section 2.05  Delivery of Home Loan Documents....................................................................29
Section 2.06  Acceptance by Issuer of the Home Loans; Certain Substitutions;

                  Certification by Issuer........................................................................32

                                                    ARTICLE III

                                          REPRESENTATIONS AND WARRANTIES

Section 3.01  Representations and Warranties of the Seller.......................................................34
Section 3.02  Representations, Warranties and Covenants of the Servicer

                  and Transferor.................................................................................35
Section 3.03  Individual Home Loans..............................................................................37
Section 3.04  Subsequent Home Loans..............................................................................41
Section 3.05  Purchase and Substitution..........................................................................42


                                                    ARTICLE IV

                                ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 4.01  Duties of the Servicer.............................................................................44
Section 4.02  Liquidation of Home Loans..........................................................................46
Section 4.03  Fidelity Bond; Errors and Omission Insurance.......................................................47
Section 4.04  Title, Management and Disposition of Foreclosure Property..........................................47
Section 4.05  Access to Certain Documentation and Information Regarding the Home Loans...........................48
Section 4.06  Superior Liens.....................................................................................48
Section 4.07  Subservicing.......................................................................................48
Section 4.08  Successor Servicers................................................................................50
Section 4.09  Title, Management and Disposition of Foreclosure Property..........................................50

                                                     ARTICLE V

                                          ESTABLISHMENT OF TRUST ACCOUNTS


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
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Section 5.01  Establishment of Collection Accounts; Deposits in Collection Accounts;

         Withdrawals from the Collection Account.................................................................51
Section 5.02  Initial Collection Account; Transfer of Collection Account.........................................53
Section 5.03  Pre-Funding Account................................................................................53
Section 5.04  Capitalized Interest Account.......................................................................54
Section 5.05  Establishment of Note Distribution Account; Investment of Funds Held in Note

                  Distribution Account...........................................................................55
Section 5.06  Reserve Account....................................................................................56
Section 5.07  Trust Account Property.............................................................................58

ARTICLE VI

                               STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS

Section 6.01 Statements..........................................................................................59
Section 6.02  Reports of Foreclosure and Abandonment of Mortgaged Property.......................................62
Section 6.03  Specification of Certain Tax Matters...............................................................62

                                                    ARTICLE VII

                                            GENERAL SERVICING PROCEDURE

Section 7.01  Assumption Agreements..............................................................................63
Section 7.02  Satisfaction of Mortgages and Release of Home Loan Files...........................................63
Section 7.03  Servicing Compensation.............................................................................65
Section 7.04  Quarterly Statements as to Compliance..............................................................65
Section 7.05  Annual Independent Public Accountants' Servicing Report............................................65
Section 7.06  Right to Examine Servicer Records..................................................................66
Section 7.07  Reports to the Indenture Trustee; Collection Account Statements....................................66

                                                   ARTICLE VIII

                                        REPORTS TO BE PROVIDED BY SERVICER

Section 8.01  Financial Statements...............................................................................66

                                                    ARTICLE IX

                                                   THE SERVICER

Section 9.01  Indemnification; Third Party Claims................................................................67
Section 9.02  Merger or Consolidation of the Servicer............................................................68
Section 9.03  Limitation on Liability of the Servicer and Others.................................................69
Section 9.04  Servicer Not to Resign; Assignment.................................................................69
Section 9.05  Relationship of Servicer to Owner Trustee and the Indenture Trustee................................69

                                                     ARTICLE X

                                                      DEFAULT


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
Section 10.01  Events of Default.................................................................................70
Section 10.02  Indenture Trustee to Act; Appointment of Successor................................................72
Section 10.03  Waiver of Defaults................................................................................73
Section 10.04  Accounting Upon Termination of Servicer...........................................................73

                                                    ARTICLE XI

                                                    TERMINATION

Section 11.01  Termination.......................................................................................74
Section 11.02  Optional Termination by Holder of Residual Interest or the Securities Insurer.....................74

                                                    ARTICLE XII

                                             MISCELLANEOUS PROVISIONS

Section 12.01  Acts of Securityholders...........................................................................75
Section 12.02  Amendment.........................................................................................75
Section 12.03  Recordation of Agreement..........................................................................76
Section 12.04  Duration of Agreement.............................................................................76
Section 12.05  Governing Law.....................................................................................76
Section 12.06  Notices...........................................................................................77
Section 12.07  Severability of Provisions........................................................................77
Section 12.08  No Partnership....................................................................................77
Section 12.09  Counterparts......................................................................................77
Section 12.10  Successors and Assigns............................................................................78
Section 12.11  Headings..........................................................................................78
Section 12.12  Actions of Securityholders........................................................................78
Section 12.13  Reports to Rating Agencies........................................................................78
Section 12.14  Securities Insurer Deemed Owner...................................................................79
Section 12.15  Third Party Beneficiary...........................................................................79
Section 12.16  Suspension and Termination of Securities Insurer's Rights.........................................79

                                                     EXHIBITS

EXHIBIT A                  Home Loan Schedule

EXHIBIT B                  Form of Servicer's Monthly Remittance Report to Trustee
EXHIBIT C                  Contents of Home Loan File
EXHIBIT D                  Form of Subsequent Transfer Agreement


                                      -vii-
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         This Sale and Servicing Agreement is entered into effective as of , 19
, among FIRSTPLUS Home Loan Trust 19 - , a Delaware business trust (the "Issuer" or the "Trust"), FIRSTPLUS INVESTMENT CORPORATION, a Nevada corporation, as Seller (the "Seller"), and FIRSTPLUS FINANCIAL, INC., a Texas corporation ("FFI"), as Transferor (in such capacity, the "Transferor") and Servicer (in such capacity, the "Servicer").

                              PRELIMINARY STATEMENT

         WHEREAS, the Issuer desires to purchase a pool of Home Loans which were originated or purchased by the Transferor and sold to the Seller in the ordinary course of business of the Transferor;

         WHEREAS, the Seller is willing to sell such Home Loans to the Issuer;
and

         WHEREAS, the Servicer is willing to service such Home Loans in accordance with the terms of this agreement;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

         Addition Notice: With respect to the transfer of Subsequent Home Loans to the Trust pursuant to Section 2.02 of this Agreement, notice of the Seller's designation of Subsequent Home Loans to be sold to the Issuer and the aggregate Principal Balance of such Subsequent Home Loans as of the related Cut-Off Date, which shall be given to the Indenture Trustee and to the Securities Insurer not later than three Business Days prior to the related Subsequent Transfer Date.

         Agreement: This Sale and Servicing Agreement and all amendments hereof and supplements hereto.

         Assignment of Mortgage: With respect to each Home Loan secured by a Mortgage, an assignment, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the related Home Loan to the Issuer for the benefit of the Securityholders and the Securities Insurer.

         Assumed Pool Principal Balance: On the Closing Date, the amount equal to the sum of the Initial Pool Principal Balance, plus the Pre-Funding Account Deposit, which amount is $____________.

         Available Collection Amount: An amount equal to the sum of (i) all amounts received on the Home Loans or required to be paid by the Servicer, the Transferor or the Seller (exclusive of amounts not required to be deposited in the Collection Account and amounts permitted to be

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 1
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withdrawn by the Servicer from the Collection Account pursuant to the Sale and
Servicing Agreement, including without limitation the Servicing Fee) during the related Due Period (or, in the case of amounts paid by the Transferor in connection with the purchase or substitution of a Defective Home Loan) as reduced by any portion thereof that may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code, (ii) in the case of a Distribution Date relating to a Due Period that occurs prior to the end of the Funding Period, an amount from the Capitalized Interest Account sufficient to fund any shortfall in the Interest Remittance Amount attributable to the amounts in the Pre-Funding Account, (iii) in the case of the Distribution Date following the Due Period in which the Funding Period ends, amounts, if any, remaining in the Pre-Funding Account at the end of the Funding Period (net of reinvestment income which must be transferred to the Capitalized Interest Account), (iv) with respect to the final Distribution Date, an early retirement of the Offered Securities by the Servicer or the Securities Insurer, the Termination Price, and (v) any and all income or gain from investments in the Collection Account.

         Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in New York City or in the city in which the corporate trust office of the Indenture Trustee is located are authorized or obligated by law or executive order to be closed.

         Capitalized Interest Account: The account established pursuant to
Section 5.04, which account shall contain the Capitalized Interest Amount.

         Capitalized Interest Account Deposit: An amount equal to
$______________.

         Capitalized Interest Account Requirement: On the Closing Date, the Capitalized Interest Account Requirement will equal the Capitalized Interest Account Deposit. Thereafter, as determined by the Servicer pursuant to Section
5.04 on any Business Day prior to               , 19   , the Capitalized
Interest Account Requirement will equal the Projected Interest Shortfall.

         Capitalized Interest Amount: The amount on deposit in the Capitalized Interest Account as of any date of determination, after giving effect to (i) amounts to be transferred to the Distribution Account on the next Distribution Date pursuant to Section 5.04(a), (ii) amounts released to the Seller pursuant to Section 5.04(d), (iii) any amounts available under any letter of credit deposited with the Indenture Trustee pursuant to Section 5.04(c) and (iv) any income and gain, if any, on funds held in the Capitalized Interest Account and any income and gain, if any, transferred to the Capitalized Interest Account from funds held in the Pre-Funding Account pursuant to Section 5.03(b).

         Capitalized Interest Excess: As determined by the Servicer pursuant to
Section 5.04, the amount of excess funds on deposit in the Capitalized Interest
Account; on any Business Day occurring prior to          , 19   , the
Capitalized Interest Excess shall equal the greater of (i) zero and (ii) the Capitalized Interest Amount less the Capitalized Interest Account Requirement.

         Certificate(s): Any one or more certificate(s) issued pursuant to the Trust Agreement.

         Certificateholder:  A holder of any Certificate.

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 2
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         Certificateholders' Distributable Amount: With respect to any
Distribution Date, the sum of the Certificateholders' Principal Distributable Amount and the Certificateholders' Interest Distributable Amount.

         Certificateholders' Interest Carry-Forward Amount: With respect to any Distribution Date, the excess of the Certificateholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Certificateholders' Interest Carry-Forward Amount on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date, plus interest on such excess, to the extent permitted by law, at the Pass Through Rate for the related Interest Period.

         Certificateholders' Interest Distributable Amount: With respect to any Distribution Date, the sum of the Certificateholders' Monthly Interest Distributable Amount for such Distribution Date and the Certificateholders' Interest Carry-Forward Amount for such Distribution Date.

         Certificateholders' Monthly Interest Distributable Amount: With respect to any Distribution Date, 30 days of interest (or, in the case of the first Distribution Date, interest accrued from and including the Closing Date to but excluding such Distribution Date) at the Pass Through Rate on the Certificate Balance on the immediately preceding Distribution Date, after giving effect to all payments allocable to the reduction of the Certificate Balance made on or prior to such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date).

         Certificateholders' Monthly Principal Distributable Amount: With respect to any Distribution Date prior to the Distribution Date on which the Notes are paid in full, zero; and with respect to any Distribution Date commencing on the Distribution Date on which the Notes are paid in full, the sum of (i) the Regular Principal Distribution Amount (less, on the Distribution Date on which the Notes are paid in full, the portion thereof payable on the Notes), plus (ii) until the Overcollateralization Amount equals the Required Overcollateralization Amount, the Excess Spread, if any.

         Certificateholders' Principal Distributable Amount: With respect to any Distribution Date, the sum of the Certificateholders' Monthly Principal Distributable Amount for such Distribution Date and the Certificateholders' Principal Carry-Forward Amount as of the close of the preceding Distribution Date; provided, however, that the Certificateholders' Principal Distributable Amount shall not exceed the Certificate Balance. In addition, on the Final Scheduled Distribution Date, the principal required to be distributed to Certificateholders will include the lesser of (a) any scheduled payments of principal due and remaining unpaid on each Home Loan in the Trust as of the Final Scheduled Maturity Date or (b) the portion of the amount required to be advanced under clause (a) above that is necessary (after giving effect to the other amounts to be deposited in the Certificate Distribution Account on such Distribution Date and allocable to principal) to reduce the Certificate Balance to zero, and, in the case of clauses (a) and (b), remaining after any required distribution in respect of the Notes.

         Certificateholders' Principal Carry-Forward Amount: As of the close of any Distribution Date, the excess of the Certificateholders' Monthly Principal Distributable Amount and any outstanding Certificateholders' Principal Carry-Forward Amount from the preceding Distribution Date, over the amount in respect of principal that is actually deposited in the Certificate Distribution Account.

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 3

         Certificate Principal Balance: As of any date of determination, the Original Certificate Principal Balance of the Certificates reduced by all amounts previously distributed to the Certificateholders in reduction of the principal balance of the Certificates on all previous Distribution Dates pursuant Section of the Trust Agreement.

         Class: With respect to the Notes, all Notes bearing the same class designation.

         Class A-1 Note: Any Class A-1 Note in the form attached to the Indenture as Exhibit ___.

         Class A-2 Note: Any Class A-2 Note in the form attached to the Indenture as Exhibit ___.

         Class A-3 Note: Any Class A-3 Note in the form attached to the Indenture as Exhibit ___.

         Class A-4 Note: Any Class A-4 Note in the form attached to the Indenture as Exhibit ___.

         Class A-5 Note: Any Class A-5 Note in the form attached to the Indenture as Exhibit ___.

         Class Pool Factor: With respect to each Class of Notes and as of any date of determination, the then applicable Class Principal Balance of the respective Class of Notes divided by the Original Class Principal Balance of such Class. With respect to the Certificates and as of any date of determination, the then applicable Certificate Principal Balance of the respective Certificates divided by the Original Certificate Principal Balance of the Certificates.

         Class Principal Balance: With respect to each Class of Notes and as of any date of determination, the Original Class Principal Balance of each such Class reduced by all amounts previously distributed to Noteholders of such Class in reduction of the principal balance of such Class on all previous Distribution Dates pursuant to Section __, of the Indenture.

         Closing Date: ____________________, 19__.

         Code:  The Internal Revenue Code of 1986, as amended.

         Collection Account: The account established and maintained by the Servicer in accordance with Section 5.01.

         Completion Certificate: With respect to a Home Improvement Loan, a certificate executed by the related Obligor wherein such Obligor states the related contractor or seller of the property improvement has completed to such Obligor's satisfaction the improvements for which the related Home Loan was obtained.

         Combination Loan: A Home Loan, the proceeds of which were used by the Obligor in combination to finance property improvements and for debt consolidation or other purposes, and which are marketed to by the Transferor under the name "Buster(TM) Loans."

         Credit Support Reduction Date: The Distribution Date occurring on the later of: (i) the _______ (___) Distribution Date; or (ii) the Distribution Date on which the Pool Principal Balance is equal to or less than ___ percent
(___%) of the aggregate Principal Balances as of the applicable Cut-Off Dates of all the Home Loans.

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 4

         Custodial Agreement: The custodial agreement dated            , 19
by and between the Seller, FFI, as the Transferor and the Servicer, the Issuer, and Bank One, Texas, National Association, as the Custodian, and any subsequent custodial agreement, in similar form and substance, providing for the retention of the Home Loan Files by the Custodian on behalf of the Owner Trustee.

         Custodian: Any custodian acceptable to the Securities Insurer and appointed by the Issuer pursuant to the Custodial Agreement, which shall not be affiliated with the Servicer, the Transferor, any Subservicer, or the Seller.
                   , shall be the initial Custodian pursuant to the terms of the Custodial Agreement.

         Custodian Fee: If applicable, the annual fee payable to the Custodian, calculated and payable monthly on each Distribution Date equal to the per annum percentage (as set forth in the Custodian Fee Agreement) of the Pool Principal Balance as of the immediately preceding Determination Date, except with respect to the first Distribution Date, when such monthly fee shall be pro rated based on four (4) days for the first Due Period.

         Cut-Off Date: With respect to the Initial Home Loans, the close of
business on            , 19    and with respect to each Subsequent Home Loan,
the close of business on the date specified as such in the applicable Subsequent Transfer Agreement.

         Debt Consolidation Loan: A Home Loan, the proceeds of which were primarily used by the related Obligor for debt consolidation purposes or purposes other than to finance property improvements.

         Debt Instrument: The note or other evidence of indebtedness evidencing the indebtedness of an Obligor under a Home Loan.

         Defaulted Home Loan: With respect to the calculation of the Required Credit Support Multiple, during a Due Period, any Home Loan, including without limitation any Liquidated Home Loan, with respect to which any of the following occurs: (a) foreclosure proceedings have been commenced; (b) any portion of a
Monthly Payment becomes     days past due; or (c) the Servicer or any
Subservicer has determined in good faith and in accordance with customary servicing practices that such Home Loan is uncollectible.

         Defective Home Loan:  As defined in Section 3.05 hereof.

         Deficiency Amount: As of any Distribution Date, the amount by which the sum of the Required Distribution Amount exceeds the Available Collection Amount for distribution in respect of the Securities for such Distribution Date.

         Delivery: When used with respect to Trust Account Property means: (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 5
certificated security endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Indenture Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property (as defined herein) to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

         (b) with respect to any securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary that is also a "depository" pursuant to applicable federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the purchase by the Indenture Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

         (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Indenture Trustee or its nominee or custodian.

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 6

         Deleted Home Loan: A Home Loan replaced by or to be replaced by a Qualified Substitute Home Loan pursuant to Section 3.05 hereof.

         Determination Date: The day of each month which is five (5) Business Days prior to the related Distribution Date.

         Distribution Date: The 20th day of any month or if such 20th day is not a Business Day, the first Business Day immediately following such day, commencing on ______________, 19__.

         DTC: The Depository Trust Company.

         Due Date: The day of the month on which the Monthly Payment is due from the Obligor on a Home Loan.

         Due Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

         Eligible Account: At any time, an account which is any of the following: (i) an account maintained with a depository institution (A) the long-term debt obligations of which are at such time rated by each Rating Agency in one of their two highest long-term rating categories, or (B) the short-term debt obligations of which are then rated by each Rating Agency in their highest short-term rating category; (ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC; (iii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Indenture Trustee and the Owner Trustee, which depository institution or trust company shall have capital and surplus of not less than $ _________; or (iv) an account that will not cause any Rating Agency to downgrade or withdraw its then-current rating(s) assigned to the Notes or the Certificates, as evidenced in writing by such Rating Agency. (Each reference in this definition of "Eligible Account" to the Rating Agency shall be construed as a reference to ___________________________.)

         Eligible Servicer: A Person who is qualified to act as Servicer of the Home Loans under applicable federal and state laws and regulations.

         Event of Default: As described in Section 10.01 hereof.

         Excess Overcollateralization Amount: As calculated on any Determination Date, the excess of, if any, (x) the Overcollateralization Level on such Distribution Date over (y) the Required Overcollateralization Level on such Distribution Date.

         Excess Reserve Account Amount:  As defined in Section 5.06(c).

         Excess Servicing Fee: With respect to each Distribution Date on which the Excess Overcollateralization Amount equals or exceeds zero, then as to each Home Loan (including any Home Loan as to which the related Mortgaged Property has become a Foreclosure Property, but excluding any Liquidated Home Loan), the excess servicing fee payable monthly to the Servicer on

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 7
each Distribution Date, which shall be the product of ___% (___ basis points) and the Principal Balance of such Home Loan as of the beginning of the immediately preceding Due Period, divided by 12.

         Excess Spread: With respect to any Distribution Date, an amount equal to the portion, if any, of the Total Distribution Amount for the related Due Period that remains after payment of (a) the Trust Fees and Expenses; (b) the Noteholders' Interest Distributable Amount; (c) the Regular Principal Distribution Amount; and (d) the Certificateholders' Interest Distributable Amount.

         Expected Loan Losses: As defined in Section 10.01(a)(vii).

         FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

         FHLMC: The Federal Home Loan Mortgage Corporation and any successor thereto.

         Fidelity Note: As described in Section 4.03 hereof.

         FNMA: The Federal National Mortgage Association and any successor thereto.

         Foreclosure Property: Any real property or personal property securing a Home Loan that has been acquired by the Servicer through foreclosure, deed in lieu of foreclosure or similar proceedings in respect of the related Home Loan.

         Funding Period: The period beginning on the Closing Date and ending on the earlier of (a) the date on which the amount on deposit in the Pre-Funding Account is reduced below $__________ and the Transferor directs that the Funding Period end, (b) the close of business on _________________, 19__ ; provided, however, that the Funding Period shall end on such earlier date as determined pursuant to Section 5.04(c), or (c) an Event of Default occurs.

         Guaranteed Payment: With respect to the Guaranty Policy and as of any Distribution Date, the sum of (i) any Deficiency Amount and (ii) any unpaid Preference Amount.

         Guaranty Insurance Premium: The premium, payable monthly, that is specified in the Commitment Letter issued by the Securities Insurer with respect to the Notes.

         Guaranty Policy: That certain guaranty insurance policy for the Insured Securities, number ______, dated _________, 19__ and issued by the Securities Insurer to the Indenture Trustee guaranteeing payment on each Distribution Date of the Required Distribution Amount and any unpaid Preference Amounts in connection with the Insured Securities.

         Guaranty Policy Proceeds: With respect to the Insured Securities, the proceeds, if any, received by the Indenture Trustee from the Securities Insurer pursuant to the Guaranty Policy. Such Guaranty Policy Proceeds shall be applied solely to the Insured Securities pursuant to Section 6.01(b) in the event of a shortfall with respect to the payment of any Required Distribution Amount in respect of the Insured Securities on any Distribution Date.

         HUD: The United States Department of Housing and Urban Development and any successor thereto.

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 8

         Home Improvement Loan: A Home Loan, the proceeds of which were used by the Obligor to finance property improvements.

         Home Loan: A Home Improvement Loan, Debt Consolidation Loan or Combination Loan that is included in the Home Loan Pool. As applicable, Home Loan shall be deemed to refer to the related Debt Instrument, Mortgage, and any related Foreclosure Property.

         Home Loan Interest Rate: The fixed annual rate of interest borne by a Debt Instrument, as shown on the related Home Loan Schedule.

         Home Loan Pool: The pool of Initial Home Loans and Subsequent Home
Loans.

         Home Loan Schedule: The schedule of Initial Home Loans attached hereto as Exhibit A, as amended or supplemented from time to time, including any schedules of Subsequent Home Loans attached as exhibits to any Subsequent Transfer Agreement, such schedules identifying each Home Loan by address of the related Mortgaged Property, if any, and the name(s) of each Obligor and setting forth as to each Home Loan the following information: (i) the Principal Balance as of the applicable Cut-Off Date, (ii) the account number, (iii) the original principal amount, (iv) the Due Date, (v) the Home Loan Interest Rate, (vi) the first date on which a Monthly Payment is due under the related Note, (vii) the Monthly Payment, (viii) the maturity date of the related Debt Instrument, and
(ix) the remaining number of months to maturity as of the applicable Cut-Off
Date.

         Indenture: The Indenture, dated as of __________, 19__ , between the Issuer and the Indenture Trustee.

         Indenture Trustee: The Person acting as indenture trustee under the Indenture, its successors in interest and any successor indenture trustee under the Indenture.

         Indenture Trustee Fee: The annual fee payable to the Indenture Trustee, calculated and payable monthly on each Distribution Date, equal to the per annum percentage (as set forth in the Indenture Trustee Fee Agreement) the Pool Principal Balance as of the immediately preceding Determination Date, except with respect to the first Distribution Date such monthly amount shall be pro rated based on ____(__) days for the first Due Period.

         Initial Overcollateralization Level: On the Closing Date, the amount equal to the excess of the Assumed Pool Principal Balance over the Original Class Principal Balance of the Notes, which excess shall initially equal the Original Class Principal Balance of the Certificates.

         Initial Home Loan: An individual Home Loan that is conveyed to the Issuer pursuant to this Agreement on the Closing Date, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom, the Initial Home Loans subject to this Agreement being identified on the Home Loan Schedule annexed hereto as Exhibit A.

         Initial Pool Principal Balance: $_____________, which is the Pool Principal Balance as of the ___________________, 19__ Cut-Off Date.

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 9

         Insurance Agreement: The Insurance and Indemnification Agreement, dated as of _______, 19 __, between the Seller, the Indenture Trustee, the Transferor, the Servicer, RAC Financial Group, Inc. and the Securities Insurer.

         Insurance Proceeds: With respect to any Home Loan, the proceeds paid to the Servicer by any insurer pursuant to any insurance policy covering a Home Loan, Mortgaged Property or Foreclosure Property or any other insurance policy that relates to a Home Loan, net of any expenses which are incurred by the Servicer in connection with the collection of such proceeds and not otherwise reimbursed to the Servicer, other than Guaranty Policy Proceeds and proceeds of any insurance policy that are to be applied to the restoration or repair of the Mortgaged Property or released to the Obligor in accordance with customary mortgage loan servicing procedures applicable to the respective loan type, including Home Improvement Loans, Debt Consolidation Loans and Combination Loans.

         Insured Securities: Each of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes and the Certificates.

         Interest Distribution Amount: On any Distribution Date and for the Notes will be calculated on the basis of a 360 day year consisting of twelve 30 day months at the respective Interest Rate for such Class on the outstanding Class Principal Balance of such Class immediately prior to such Distribution Date. The Interest Distribution Amount on any Distribution Date and for the Certificates will be calculated on the basis of a 360 day year consisting of twelve 30 day months at the Pass Through Rate on the outstanding Certificate Principal Balance of the Certificates immediately prior to such Distribution Date.

         Interest Shortfall: As to any Distribution Date prior to the end of the Pre-Funding Period, the amount of the shortfall in interest on the Securities arising as a result of the utilization of the Pre- Funding Account for the purchase by the Issuer of Subsequent Home Loans after the Closing Date. With respect to the ______________Distribution Date, the Interest Shortfall is equal to four (4) days' interest on the Pre-Funding Account Deposit computed at a per annum rate equal to the Weighted Average Interest Rate, based on the respective Class Principal Balances of each Class of Securities on the Closing Date. With respect to the ____________Distribution Date and the ______________Distribution Date, the Interest Shortfall will be equal to 30 days' interest on the average daily balance in the Pre-Funding Account (net of interest and investment earnings) during the related Due Period, computed at a per annum rate equal to the Weighted Average Interest Rate as of the immediately preceding Distribution Date (after taking into account the distributions made on such Distribution
Date).

         Interest Shortfall Rate: The per annum rate equal to ____%, such rate having been derived as follows: (a) the [Class A-5 Note Interest Rate] minus (b) ____%.

         Issuer's Home Loan File: The documents delivered to the Owner Trustee or the Custodian as its designated agent pursuant to Section 2.05.

         Liquidated Home Loan: Any Home Loan or Foreclosure Property in respect of a Home Loan on which a Monthly Payment is in excess of 30 days past due and as to which the Servicer has determined that all amounts which it reasonably and in good faith expects to collect have been recovered from or on account of such defaulted Home Loan or the related Foreclosure Property;

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 10
provided that, in any event, such defaulted Home Loan or the related Foreclosure Property shall be deemed uncollectible and therefore deemed a Liquidated Home Loan upon the earlier of: (a) the liquidation of the related Foreclosure Property, (b) the determination by the Servicer in accordance with customary servicing practices that no further amounts are collectible from the Home Loan and any related Mortgaged Property, or (c) the date on which any portion of a Monthly Payment on any Home Loan is in excess of 300 days past due.

         Liquidation Proceeds: With respect to a Liquidated Home Loan, any cash amounts received in connection with the liquidation of such Liquidated Home Loan, whether through trustee's sale, foreclosure sale or other disposition, and any other amounts required to be deposited in the Collection Account pursuant to
Section 4.09, in each case other than Insurance Proceeds and Released Mortgaged Property Proceeds.

         Loan Sale Agreement: Each loan sale agreement entered into by the Transferor, as purchaser, pursuant to which the Transferor has acquired any of the Home Loans and which shall include all of the rights and benefits of the Transferor thereunder, subject to any limitations thereunder regarding assignment by the Transferor.

         Majority Securityholders: (i) Until such time as the sum of the Class Principal Balances of all Classes of Notes have been reduced to zero, the holder or holders of in excess of ___% of the Class Principal Balance of all Classes of Notes (accordingly, the holders of the Certificates shall be excluded from any rights or actions of the Majority Securityholders during such period); and (ii) thereafter, the holder or holders of in excess of ___% of the Certificate Principal Balance of the Certificates.

         Modified Home Loan: A Home Loan with respect to which the Servicer has deferred delinquent interest and has modified the terms thereof to increase the principal amount of such Home Loan, both pursuant to Section 4.01(c).

         Monthly Payment: The scheduled monthly payment of principal and/or interest required to be made by an Obligor on the related Home Loan, as set forth in the related Debt Instrument.

         Mortgage: The mortgage, deed of trust or other security instrument creating a lien in accordance with applicable law on a Mortgaged Property to secure the Debt Instrument which evidences a Home Loan.

         Mortgaged Property: The property (real, personal or mixed) encumbered by the Mortgage which secures the Debt Instrument evidencing a secured Home Loan.

         Mortgaged Property States: Each state in which any Mortgaged Property securing an Initial Home Loan is located as set forth in the Home Loan Schedule, and any other state wherein a Mortgaged Property securing any Subsequent Home Loan may be located as set forth in the applicable Home Loan Schedule.

         Net Liquidation Proceeds: Liquidation Proceeds net of any reimbursements to the Servicer made therefrom for any unreimbursed Servicing Advances made and any other fees and expenses paid in connection with the foreclosure, conservation and liquidation of the related Home Loan or Foreclosure Property pursuant to Sections 4.02 and 4.09 hereof.

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 11

         Net Loan Losses: On each Distribution Date, with respect to the Liquidated Home Loans occurring or becoming such during the immediately preceding Due Period, an amount (but not less than zero) determined as of the related Determination Date equal to the sum of (i) the Net Principal Loan Losses, plus (ii) any accrued and unpaid interest on such Liquidated Home Loan, minus the amount of any recoveries with respect to such Liquidated Home Loans attributable to interest from whatever source received during any Due Period, including any subsequent Due Period

         Net Principal Loan Losses: On each Distribution Date, with respect to the Liquidated Home Loans occurring or becoming such during the immediately preceding Due Period, an amount (but not less than zero) determined as of the related Determination Date equal to:

         (i) the aggregate uncollected Principal Balances of such Liquidated Home Loans immediately prior to the date of liquidation and without the application of any amounts included in clause (ii) below, minus

         (ii) the aggregate amount of any recoveries attributable to principal from whatever source received during any Due Period, with respect to such Liquidated Home Loans, including any subsequent Due Period, and including any Net Liquidation Proceeds, any Insurance Proceeds, any Released Mortgaged Property Proceeds, any payments from the related Obligor and any payments made pursuant to Section 3.05;

provided, however, that for purposes of determining the Required Credit Support Multiple, all of the preceding references to "Liquidated Home Loans" shall be replaced with "Defaulted Home Loans".

         Non-United States Person: Any Person other than a United States Person.

         Note(s): One or more of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes or the Class A-5 Notes.

         Note Distribution Account: The account established and maintained by the Servicer with the Indenture Trustee pursuant to Section 5.05.

         Noteholder:  A holder of a Note.

         Noteholders' Distributable Amount: With respect to any Distribution Date, the sum of the Noteholders' Principal Distributable Amount and the Noteholders' Interest Distributable Amount.

         Noteholders' Interest Carry-Forward Amount: With respect to any Distribution Date, the excess of the Noteholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Noteholders' Interest Carry-Forward Amount on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Note Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to Noteholders on the preceding Distribution Date, to the extent permitted by law, at the respective Interest Rates borne by each class of the Notes for the related Due Period.

         Noteholders' Interest Distributable Amount: With respect to any Distribution Date, the sum of the Noteholders' Monthly Interest Distributable Amount for such Distribution Date and the Noteholders' Interest Carry-Forward Amount for such Distribution Date.

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 12

         Noteholders' Monthly Interest Distributable Amount: With respect to any Distribution Date, interest accrued for the related Due Period on each Class of Notes at the respective Interest Rate for such Class on the outstanding principal balance of the Notes of such Class on the immediately preceding Distribution Date after giving effect to all payments of principal to the Noteholders of such class on or prior to such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date).

         Noteholders' Monthly Principal Distributable Amount: With respect to each Distribution Date, the sum of (i) the Regular Principal Distribution Amount, plus (ii) until the Overcollateralization Amount equals the Required Overcollateralization Amount, the Excess Spread, if any.

         Noteholders' Principal Distributable Amount: With respect to any Distribution Date, the sum of the Noteholders' Monthly Principal Distributable Amount for such Distribution Date and the Noteholders' Principal Carry-Forward Amount as of the close of the preceding Distribution Date; provided, however, that the Noteholders' Principal Distributable Amount shall not exceed the outstanding principal balance of the Notes; and provided, further, that (i) the Noteholders' Principal Distributable Amount on the Class A-1 Final Scheduled Distribution Date shall not be less than the Amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding principal balance of the Class A-1 Notes to zero; (ii) the Noteholders' Principal Distributable Amount on the Class A-2 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding principal balance of the Class A-2 Notes to zero; (iii) the Noteholders' Principal Distributable Amount on the Class A-3 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding principal balance of the Class A-3 Notes to zero; (iv) the Noteholders' Principal Distributable Amount on the Class A-4 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding principal balance of the Class A-4 Notes to zero; and (v) the Noteholders' Principal Distributable Amount on the Class A-5 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding principal balance of the Class A-5 Notes to zero.

         Noteholders' Principal Carry-Forward Amount: As of the close of any Distribution Date, the excess of the Noteholders' Monthly Principal Distributable Amount and any outstanding Noteholders' Principal Carry-Forward Amount from the preceding Distribution Date over the amount in respect of principal that is actually deposited in the Note Distribution Account.

         Note Interest Rate: With respect to each Class of Notes, the per annum rate of interest payable to the holders of such Class of Notes. The Note Interest Rate with respect to the Class A-1 Notes is equal to ____%; the Note Interest Rate with respect to the Class A-2 Notes is equal to _____%; the Note Interest Rate with respect to the Class A-3 Notes is equal to ____%; the Note Interest Rate with respect to the Class A-4 Notes is equal to ____%; and the
Note Interest Rate with respect to the Class A-5 Notes is equal to ____%.

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 13

         Obligor: Each obligor on a Debt Instrument.

         Officer's Certificate: A certificate delivered to the Indenture Trustee or the Owner Trustee signed by the President or a Vice President or an Assistant Vice President of the Seller or the Servicer, in each case, as required by this Agreement.

         Original Certificate Principal Balance:  $______________.

         Original Class Principal Balance: In the case of the Class A-1 Notes, $__________; in the case of the Class A-2 Notes, $__________; in the case of the Class A-3 Notes, $___________; in the case of the Class A-4 Notes, $__________; and in the case of the Class A-5 Notes, $______________.

         Overcollateralization Level: As to any Determination Date, the amount (exclusive of any distributions of Overcollateralization Reduction Amounts) equal to the excess of (A) the sum of (i) the Pool Principal Balance and (ii) the amount on deposit in the Pre-Funding Account, if any, over (B) the sum of the Class Principal Balances of the Notes and the Certificate Principal Balance of the Certificates.

         Overcollateralization Reduction Amount: With respect to any Distribution Date prior to an Overcollateralization Stepdown Date, zero; with respect to any Distribution Date on an Overcollateralization Stepdown Date, the lesser of (x) the Excess Overcollateralization Amount on such Distribution Date and (y) the sum of the Regular Principal Distribution Amount, the Noteholders' Principal Carry-Forward Amount and the Certificateholders' Principal Carry-Forward Amount on such Distribution Date.

         Overcollateralization Stepdown Date: Any Distribution Date with respect to which the Required Overcollateralization Level is reduced as a result of a reduction in the Required Credit Support Multiple.

         Ownership Interest: As to any Security, any ownership or security interest in such Security, including any interest in such Security as the holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Owner Trustee: The Person acting as owner trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

         Owner Trustee Fee: The annual fee payable to the Owner Trustee, calculated and payable monthly on each Distribution Date, equal to the per annum percentage (as set forth in the Owner Trustee Fee Agreement) the Pool Principal Balance as of the immediately preceding Determination Date, except with respect to the first Distribution Date such monthly amount shall be pro rated based on four (4) days for the first Due Period.

         Pass-Through Rate: With respect to the Certificates, the per annum rate of interest with respect to the Certificates.

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 14

         Permitted Investments:  Each of  the following:

                  (i) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                  (ii) a repurchase agreement that satisfies the following criteria and is acceptable to the Securities Insurer: (1) must be between the Indenture Trustee and either (a) primary dealers on the Federal Reserve reporting dealer list which are rated in one of the two highest categories for long-term unsecured debt obligations by each Rating Agency, or (b) banks rated in one of the two highest categories for long-term unsecured debt obligations by each Rating Agency; and (2) the written repurchase agreement must include the following: (a) securities which are acceptable for the transfer and are either (I) direct U.S. governments obligations, or (II) obligations of a Federal agency that are backed by the full faith and credit of the U.S. government, or FNMA or FHLMC; (b) a term no greater than 60 days for any repurchase transaction; (c) the collateral must be delivered to the Indenture Trustee or a third party custodian acting as agent for the Indenture Trustee by appropriate book entries and confirmation statements, with a copy to the Securities Insurer, and must have been delivered before or simultaneous with payment (i.e., perfection by possession of certificated securities); and (d) the securities sold thereunder must be valued weekly, marked-to-market at current market price plus accrued interest and the value of the collateral must be equal to at least % of the amount of cash transferred by the Indenture Trustee under the repurchase agreement and if the value of the securities held as collateral declines to an amount below % of the cash transferred by the Indenture Trustee plus accrued interest (i.e. a margin call), then additional cash and/or acceptable securities must be transferred to the Indenture Trustee to satisfy such margin call; provided, however, that if the securities used as collateral are obligations of FNMA or FHLMC, then the value of the securities held as collateral must equal at least 105% of the cash transferred by the Indenture Trustee under such repurchase agreement;

                  (iii) certificates of deposit, time deposits and bankers acceptances of any United States depository institution or trust company incorporated under the laws of the United States or any state, including the Indenture Trustee; provided that the debt obligations of such depository institution or trust company at the date of the acquisition thereof have been rated by each Rating Agency in one of its two highest long-term rating categories;

                  (iv) deposits, including deposits with the Indenture Trustee, which are fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, as the case may be;

                  (v) commercial paper of any corporation incorporated under the laws of the United States or any state thereof, including corporate affiliates of the Indenture Trustee, which at the date of acquisition is rated by each Rating Agency in its highest short-term rating category and which has an original maturity of not more than 365 days;

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 15

                  (vi) debt obligations rated by each Rating Agency at the time at which the investment is made in its highest long-term rating category (or those investments specified in (iii) above with depository institutions which have debt obligations rated by each Rating Agency in one of its two highest long-term rating categories);

                  (vii) money market funds which are rated by each Rating Agency at the time at which the investment is made in its highest long-term rating category, any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Permitted Investments set forth in this Agreement; or

                  (viii) any other demand, money market or time deposit obligation, security or investment as may be acceptable to each Rating Agency and the Securities Insurer at the time at which the investment is made;

provided that no instrument described in the foregoing subparagraphs shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than % of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described in the foregoing subparagraphs may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

         Each reference in this definition of "Permitted Investments" to the Rating Agency shall be construed, in the case of each subparagraph above
referring to each Rating Agency, as a reference to            .

         Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

         Physical Property:  As defined in the definition of "Delivery" above.

         Pool Principal Balance: The aggregate Principal Balances of the Home Loans as of any Determination Date.

         Post Liquidation Proceeds:  As defined in Section 4.02(b).

         Preference Amount: Any amount previously distributed to the holder of an Insured Security that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code, in accordance with a final, non-appealable order of a court having competent jurisdiction.

         Pre-Funded Amount: With respect to any Distribution Date, the amount then on deposit in the Pre-Funding Account.

         Pre-Funding Account: The account established and maintained by the Trustee pursuant to Section 5.03.

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 16

         Pre-Funding Account Deposit: An amount equal to $______________.

         Pre-Funding Account Weighted Average Balance: For purposes of computing the Projected Interest Shortfall, on any date of determination, with respect to the calculation of the weighted average balance of the amount on deposit on a daily basis in the Pre-Funding Account for the Due Period in which such date of determination occurs, (x) the total of (A) the sum of the actual amount on deposit in the Pre-Funding Account on each day in such Due Period prior to such date of determination plus (B) the product of (i) the amount on deposit in the Pre-Funding Account on such date of determination and (ii) the number of days remaining in such Due Period including the date of determination (but assuming a 30 day month), divided by (y) thirty (30) days or, with respect to the first Due Period, four (4) days.

         Pre-Funding Termination Distribution Date: The first Distribution Date following the Due Period in which the Funding Period ends.

         Principal Balance: With respect to any Home Loan or related Foreclosure Property, (i) at the applicable Cut-Off Date, the outstanding principal balance of the Home Loan as of such Cut-Off Date and (ii) with respect to any Due Period after such Cut-Off Date, the outstanding principal balance of the Home Loan as of the first day of such Due Period (after giving effect to all payments received thereon and the reclassification of any Home Loan as a Liquidated Home Loan during the immediately preceding Due Period), without giving effect to amounts received in respect of such Home Loan or related Foreclosure Property after such day. Any Liquidated Home Loan shall have a Principal Balance of zero.

         Principal Prepayment: With respect to any Home Loan and with respect to any Due Period, any principal amount received on a Home Loan in excess of the scheduled principal amount included in the Monthly Payment due on the Due Date in such Due Period.

         Projected Interest Shortfall: In connection with the calculation of the Capitalized Interest Account Requirement pursuant to Section 5.04 as determined by the Servicer on any Business Day prior to __________, 19__, the Projected Interest Shortfall shall be the amount equal to the sum of (A) with respect to the Due Period in which such date of determination occurs the Interest Shortfall Rate, multiplied by the Pre-Funding Account Weighted Average Balance, multiplied by the number of days in such Due Period (except for the first Due Period, multiplied by ____ (__) days), and divided by 360 days, plus (B) with respect to any Due Period thereafter ending on or before __________, 19__, the Interest Shortfall Rate, multiplied by the balance in the Pre-Funding Account as of such date of determination, multiplied by the number of days in such Due Period thereafter ending on or before __________, 19__, and divided by 360 days; assuming in the case of each Due Period other than the first Due Period, a 360-day year consisting of twelve 30-day months.

         Prospectus: The final Prospectus, dated as of __________, 19__, as supplemented by the related Prospectus Supplement, dated as of __________, 19__, prepared by the Transferor and the Seller in connection with the issuance and sale of the Securities.

         Purchase Price:  As defined in Section 3.05 herein.

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 17

         Qualified Substitute Home Loan: A home loan or home loans substituted for a Deleted Home Loan pursuant to Section 2.06 or 3.05, which (i) has or have an interest rate or rates of not less than (and not more than two percentage points more than) the Home Loan Interest Rate for the Deleted Home Loan, (ii) matures or mature not more than one year later than and not more than one year earlier than the Deleted Home Loan, (iii) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance of the Deleted Home Loan as of such date, (iv) has or have a lien priority no lower than the Deleted Home Loan, and (v) complies or comply as of the date of substitution with each representation and warranty set forth in Section 3.03. For purposes of determining whether multiple mortgage loans proposed to be substituted for one or more Deleted Home Loans pursuant to Section 2.06 or 3.05 are in fact "Qualified Substitute Home Loans" as provided above, the criteria specified in clauses (i), (ii) and (iii) above may be considered on an aggregate or weighted average basis, rather than on a loan-by-loan basis (e.g., so long as the weighted average Home Loan Interest Rate of any loans proposed to be substituted is not less than (and not more than two percentage points more than) the Home Loan Interest Rate for the designated Deleted Home Loan or Home Loans, the requirements of clause (i) above would be deemed satisfied).

         Rating Agency or Rating Agencies: Either or both of _________ provided that when the terms Rating Agency or Rating Agencies are used in reference to the Insured Securities, such terms shall mean one or both of _______________.

         Ratings: The ratings initially assigned to the Notes and the Certificates by the Rating Agencies, as evidenced by letters from the Rating Agencies.

         Realized Losses: The excess of the principal balance of any Liquidated Home Loans over the related Liquidation Proceeds to the extent attributable to principal.

         Record Date: The close of business on the last Business Day of the month immediately preceding the month in which a Distribution Date occurs.

         Regular Principal Distribution Amount: On each Distribution Date, an amount equal to the lesser of (A) the sum of the aggregate Class Principal Balance of the Notes and the Certificate Principal Balance of the Certificates immediately prior to such Distribution Date and (B) the greater of (1) the sum of (i) each scheduled payment of principal collected by the Servicer in the related Due Period, (ii) all partial and full principal prepayments applied by the Servicer during such related Due Period, (iii) the principal portion of all Net Liquidation Proceeds, Insurance Proceeds and Released Mortgaged Property Proceeds received during the related Due Period, (iv) (a) that portion of the purchase price of any repurchased Home Loan which represents principal and (b) the principal portion of any Substitution Adjustments required to be deposited in the Collection Account as of the related Determination Date, and (v) upon the reduction of the Reserve Fund and the Overcollateralization Amount to zero, the principal portion of any Net Loan Losses for the preceding Due Period; and (2) the amount by which (i) the aggregate principal balance of the Offered Securities as of the preceding Distribution Date (after giving effect to all payments of principal on such preceding Distribution Date) exceeds (ii) the Pool Principal Balance plus funds on deposit in the Pre-Funding Account, each as of the immediately preceding Determination Date. Notwithstanding clauses (B)(1)(v) or (B)(2) of the definition of Regular Principal Distribution Amount, if on the final Distribution Date the funds available for distribution are not sufficient to provide for the distribution of the Regular Principal Distribution Amount and the applicable Noteholders' Principal

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 18

Carry-Forward Amount or Certificateholders' Principal Carry-Forward Amount, in full, then the holders of the Notes or the Certificates, as applicable, will not be distributed such portion of the Regular Principal Distribution Amount and Noteholders' Principal Carry-Forward Amount or Certificateholders' Principal Carryforward Amount attributable to such insufficiency, in which event the amount of such insufficiency will be written-off and the Class Principal Balance of all Classes of the Notes and the Certificate Principal Balance of the Certificates will be reduced to zero without the distribution of funds to fully pay the Notes and the Certificates. If prior to the final Distribution Date, the Reserve Fund and the Overcollateralization Amount are reduced to zero, the principal portion of any Net Loan Losses will be included within the Regular Principal Distribution Amount for the related Distribution Date. However, no corresponding proceeds of principal from the Home Loans will be included in the Regular Principal Distribution Amount to provide funds for the distribution of the portion of the Regular Principal Distribution Amount attributable to such Net Loan Losses, and the distribution of this portion of the Regular Principal Distribution Amount to the holders of the Offered Securities will be dependent upon the receipt of funds from, first, the Excess Spread, if any, and, second, if such Excess Spread does not provide sufficient funds, then from the withdrawal of any available funds from the Reserve Account up to the Reserve Account Requirement and, third, if such Excess Spread and withdrawal from the Reserve Account do not provide sufficient funds, from any Guaranteed Payment received by the Indenture Trustee or the Owner Trustee, as applicable. If sufficient funds for the distribution of this portion of the Regular Principal Distribution Amount are not provided from the Excess Spread, the Reserve Account and/or the Guaranteed Payment on the applicable Distribution Date, then the amount of such insufficiency would become a Noteholders' Principal Carry-Forward Amount or Certificateholders' Principal Carry-Forward Amount, as applicable, which would ultimately be subject to the write-off on the final Distribution Date to the extent that sufficient funds are not available for distribution on such final Distribution Date, including funds distributable to pay such Noteholders' Principal Carry-Forward Amount or Certificateholders' Principal Carry-Forward Amount from the receipt of Excess Spread and/or Guaranteed Payments on or before such final Distribution Date.

         Released Mortgaged Property Proceeds: With respect to any Home Loan, proceeds received by the Servicer in connection with (i) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or
(ii) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which in either case are not released to the Obligor in accordance with applicable law, customary second mortgage servicing procedures and this Agreement.

         Required Credit Support Multiple: On each Distribution Date, as of the related Determination Date the amount calculated as follows: (i) if less than ____% (by Principal Balance) of the Home Loans are more than 30 days delinquent, and if less than ___% (by Principal Balance) of the Home Loans are more than 60 days delinquent, and if less than ___% (by Principal Balance) of the Home Loans have become Defaulted Home Loans, then such amount will be 1.0; (ii) if less than ___% (by Principal Balance) of the Home Loans are more than 30 days delinquent, and if less than ___% (by Principal Balance) of the Home Loans are more than 60 days delinquent, and if less than ___% (by Principal Balance) of the Home Loans have become Defaulted Home Loans, then such amount will be 1.25;
(iii) if less than ____% (by Principal Balance) of the Home Loans are more than 30 days delinquent, and if less than ___% (by Principal Balance) of the Home Loans are more than 60 days delinquent, and if less than ___% (by Principal Balance) of the Home Loans have become Defaulted Home Loan, then such amount will be 1.5; (iv) if ____% or more (by Principal Balance) of the Home Loans are more than 30 days delinquent, or if ____% or more (by Principal Balance) of the

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 19

Home Loans are more than 60 days delinquent, or if ___% or more (by Principal Balance) of the Home Loans have become Defaulted Home Loans then such amount will be 2.5; or (v) if ___% or more (based on Net Principal Loan Losses) of the Home Loans have become Defaulted Home Loans on a cumulative basis on or prior to the first anniversary of the , 19 Cut-Off Date, or if ____% or more (based on Net Principal Loan Losses) of the Home Loans have become Defaulted Home Loans on a cumulative basis on or prior to the second anniversary of the __________, 19__ Cut-Off Date, or if ___% or more (based on Net Principal Loan Losses) of the Home Loans have become Defaulted Home Loans on a cumulative basis on or prior to the third anniversary of the __________, 19__ Cut-Off Date, or if ____% or more (based on Net Principal Loan Losses) of the Home Loans have become Defaulted Home Loans on a cumulative basis on or prior to the fourth anniversary of the , 19 Cut-Off Date and thereafter, then such amount will be 2.5; provided, however, that such 2.5 multiple in clause (v) shall be reduced to an amount equal to 1.25, if the Home Loans (based on Net Principal Loan Losses) that have become Defaulted Home Loans on a cumulative basis are determined to be less than the foregoing percentages of ___%, ___%, ___% and ___% during the relevant time periods in such clause (v) and if the rolling three month delinquency and default multiple in clauses (i) through (iv) results in an amount of either 1.0 or 1.25. Except with respect to the calculations on a cumulative basis in clause
(v) and the proviso clause of the preceding sentence, the above delinquency percentages for clauses (i) through (iv) will be calculated as the average of the ratios for the immediately preceding three Due Periods based on the outstanding aggregate Principal Balances for all Home Loans which are 30 or 60 days or more delinquent, respectively, over the outstanding aggregate Principal Balance for all Home Loans, and such default percentages will be calculated on an annualized basis as the average of the ratios for the immediately preceding three Due Periods where such ratio equals the quotient of (A) 12 times the aggregate Net Principal Loan Losses for such Home Loans that became Defaulted Home Loans, over (B) the aggregate outstanding Principal Balance of such Home Loans as of the beginning of the related Due Period. The cumulative default percentages for clause (v) and the proviso clause above shall be calculated after giving effect to any recovery of proceeds received by the Servicer with respect to such Defaulted Home Loans in accordance with the definition of Net Principal Loan Losses. Notwithstanding the preceding, in the event that the Subsequent Home Loans violate or fail to conform or comply in all material respects with the conditions and requirements for delivery thereof as set forth herein and in the Securities Insurer Commitment, then, upon written notice to each of the other parties hereto and the Rating Agencies, the Securities Insurer, in its sole discretion, may modify the preceding definition, without the requirement of an amendment of this Agreement, for a sixty (60) day period after the last day of the Due Period in which the Funding Period ends.

         Reserve Account: The account established and maintained by the Servicer with the Indenture Trustee pursuant to Section 5.06 hereof.

         Reserve Account Initial Deposit: With respect to the Closing Date, an amount equal to the Specified Reserve Account Balance on the Closing Date (which is equal to $_________) and, with respect to each Subsequent Transfer Date after the Closing Date, an amount equal to % of the Principal Balance of the Subsequent Home Loans transferred to the Issuer on such Subsequent Transfer Date.

         Required Distribution Amount: As of any Distribution Date, the sum of the Interest Distribution Amount and the Regular Principal Distribution Amount.

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 20

         Required Overcollateralization Level: On each Distribution Date, as of the related Determination Date the amount equal to the greater of (1) ____% of the sum of the aggregate Principal Balances as of the applicable Cut-Off Dates of the Home Loans (the "Required OC Floor"), and (2) the product of (x) the Required Credit Support Multiple and (y) _____% of the aggregate Principal Balances as of the applicable Cut-Off Dates of the Home Loans; provided, however, that on each Distribution Date on or after the Credit Support Reduction Date on which the rolling three month delinquency and default multiple set forth in clause (i) of the definition of the Required Credit Support Multiple is equal to 1.0, as of the related Determination Date, the amount equal to the greater of
(1) the Required OC Floor, and (2) the product of (x) the Required Credit Support Multiple and (y) the lesser of (A) ____% of the aggregate Principal Balances as of the applicable Cut-Off Dates of the Home Loans and (B) ____% of the aggregate outstanding Principal Balances of the Home Loans; provided further, however, that the Required OC Level shall not be reduced pursuant to the preceding proviso clause if the rolling three month delinquency and default multiple in clauses (i) through (iv) of the definition of Required Credit Support Multiple results in an amount greater than 1.0 and the cumulative default multiple in clause (v) and the proviso of such definition results in an amount greater than 1.25. Notwithstanding the preceding, in the event that the Subsequent Home Loans violate or fail to conform or comply in all material respects with the conditions and requirements for delivery thereof as set forth herein and in the Securities Insurer Commitment, then, upon written notice to each of the other parties hereto and the Rating Agencies, the Securities Insurer, in its sole discretion, may modify the preceding definition, without the requirement of an amendment of this Agreement, for a sixty (60) day period after the last day of the Due Period in which the Funding Period ends.

         Reserve Account Requirement: An amount initially equal to ___________. The Reserve Account Requirement is subject to reduction as described in Section 5.06.

         Residual Interest: The interest which represents the right to receive the remaining assets in the Trust after all required distributions have been made on the Notes and the Certificates on each Distribution Date.

         Responsible Officer: When used with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Owner Trustee, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and this Agreement on behalf of the Owner Trustee. When used with respect to the Seller, the Transferor, the Servicer, or the Custodian, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary.

         Securities:  The Notes and/or the Certificates, as applicable.

         Securities Insurer: MBIA Insurance Corporation, as issuer of the Guaranty Policy, and its successors and assigns.

         Securities Insurer Commitment:  As defined in Section 3.04(a) hereof.

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 21

         Securities Insurer Default: The failure of the Securities Insurer to make payments under the Guaranty Policy, if such failure has not been remedied with ten (10) days of notice thereof, or the entry of an order or decree with respect to the Securities Insurer in any insolvency or bankruptcy proceedings which remain unstayed or undischarged for 90 days.

         Securities Insurer Reimbursement Amount: At any time, an amount owed to the Securities Insurer as reimbursement for any Guaranteed Payments made under the Guaranty Policy, together with interest thereon at the rate specified in the Insurance Agreement and any other amounts then owing to the Securities Insurer under the Insurance Agreement, which have not previously been reimbursed.

         Securityholder:  A holder of a Note or Certificate, as applicable.

         Seller: FIRSTPLUS INVESTMENT CORPORATION, a Nevada corporation, and any successor thereto.

         Series or Series 19 - : FIRSTPLUS Asset-Backed Certificates, Series 19___ .___

         Servicer: FFI, in its capacity as the servicer hereunder, or any successor appointed as herein provided.

         Servicer's Fiscal Year:____________________________ through
__________________________ of each year.

         Servicer's Monthly Remittance Report: A report prepared and computed by the Servicer in substantially the form of Exhibit B attached hereto.

         Servicer's Monthly Statement: As defined in Section 6.02.

         Servicer's Home Loan File: As described in Exhibit C.

         Servicing Advances: Subject to Section 4.01(b), all reasonable and customary "out of pocket" costs and expenses advanced or paid by the Servicer with respect to the Home Loans in accordance with the performance by the Servicer of its servicing obligations hereunder, including, but not limited to, the costs and expenses for (i) the preservation, restoration and protection of the Mortgaged Property, including without limitation advances in respect of real estate taxes and assessments, (ii) any collection, enforcement or judicial proceedings, including without limitation foreclosures, collections and liquidations pursuant to Section 4.02, (iii) the conservation, management and sale or other disposition of an Foreclosure Property pursuant to Section 4.09,
(iv) the preservation of the security for a Home Loan if a Superior Lien has accelerated or intends to accelerate its obligations pursuant to Section 4.06; provided that such Servicing Advances are reimbursable to the Servicer to the extent provided in the applicable clause of Section 6.01(b) or deducted or retained in calculating Net Liquidation Proceeds hereunder.

         Servicing Compensation: The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Sections 7.01 and 7.03 and under the circumstances set forth herein, the Excess Servicing Fee.

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 22

         Servicing Fee: As to each Home Loan (including any Home Loan that has been foreclosed and has become a Foreclosure Property, but excluding any Liquidated Home Loan), the fee payable monthly to the Servicer on each Distribution Date, which shall be the product of % ( basis points) times the Principal Balance of such Home Loan as of the beginning of the immediately preceding Due Period, divided by 12; provided that with respect to the first Distribution Date, such monthly fee attributable to the performance of its servicing functions commencing on the Closing Date shall be pro rated based on four (4) days for the first Due Period. The Servicing Fee includes any servicing fees owed or payable to any Subservicer which fees shall be paid from the Servicing Fee.

         Servicing Officer: Any officer of the Servicer or Subservicer involved in, or responsible for, the administration and servicing of the Home Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer's Certificate furnished by the Servicer or the Subservicer, respectively, to the Owner Trustee and the Indenture Trustee, on behalf of the Securityholders and the Securities Insurer, as such list may from time to time be amended.

         Subsequent Home Loan: An individual Home Improvement Loan, Debt Consolidation Loan or Combination Loan that is conveyed to the Issuer on a Subsequent Transfer Date, pursuant to a Subsequent Transfer Agreement, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom, the Subsequent Home Loans subject to this Agreement will be identified on a schedule attached as an exhibit to the related Subsequent Transfer Agreement.

         Subsequent Purchase Price: The Principal Balance of any Subsequent Home Loans as of the applicable Cut-Off Date.

         Subsequent Transfer Agreement: With respect to any Subsequent Home Loan, the agreement pursuant to which Subsequent Home Loans are transferred to the Trust by the Seller, substantially in the form of Exhibit D hereto.

         Subsequent Transfer Date: The date specified in each Subsequent Transfer Agreement, but no later than ________, 19__.

         Subservicer: Any Person with whom the Servicer has entered into a Subservicing Agreement and who is an Eligible Servicer and who satisfies any requirements set forth in Section 4.07(a) in respect of the qualifications of a Subservicer.

         Subservicing Account: An account established by a Subservicer pursuant to a Subservicing Agreement, which account must be an Eligible Account.

         Subservicing Agreement: Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of any or all Home Loans as provided in Section 4.07(a), copies of which shall be made available, along with any modifications thereto, to the Owner Trustee, the Indenture Trustee and to the Securities Insurer.

         Substitution Adjustment: As to any date on which a substitution occurs pursuant to Sections 2.06 or 3.05, the amount, if any, by which (a) the sum of the aggregate principal balance (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Home Loans as of the date of substitution plus any accrued interest thereon that is

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 23
scheduled to be paid during the Due Period in which such substitution occurs, is less than (b) the sum of the aggregate of the Principal Balances, together with accrued and unpaid interest thereon to the date of substitution, of the related Deleted Home Loans.

         Superior Lien: With respect to any Home Loan which is secured by other than a first priority lien, the home loan(s) relating to the corresponding Mortgaged Property having a superior priority lien.

         Termination Price: With respect to the Notes, as of any date of determination, an amount equal to the sum of (i) the aggregate Class Principal Balance of the Notes as of such date, and (ii) the sum of any outstanding Noteholders' Interest Carry-Forward Amount and 30 days' interest on the aggregate Class Principal Balance of the Notes as of such date, computed at the weighted average Home Loan Interest Rate of the Home Loans (including Foreclosure Properties) then outstanding. With respect to the Certificates, as of any date of determination, an amount equal to the sum of (i) the Certificate Principal Balance of the Certificates as of such date, and (ii) the sum of any outstanding Certificateholders' Interest Carry-Forward Amount and 30 days' interest on the Certificate Principal Balance of the Certificates as of such date, computed at the weighted average Home Loan Interest Rate of the Home Loans (including Foreclosure Properties) then outstanding.

         Transferor: FFI, in its capacity as the transferor hereunder.

         Trust:  The Issuer.

         Trust Account Property: The Trust Accounts, all amounts and investments held from time to time in any Trust Account and all proceeds of the foregoing.

         Trust Accounts: The Note Distribution Account, the Collection Account, the Reserve Account, the Pre-Funding Account or the Capitalized Interest Account.

         Trust Agreement: The Trust Agreement dated as of _________________ , 19____, among the Seller, and the Owner Trustee.

         Trust Fees and Expenses: As of each Distribution Date, an amount equal to the Guaranty Insurance Premium, the Indenture Trustee Fee, the Owner Trustee Fee and the Custodian Fee.

         Underwriters: ___________________________ pursuant to an Underwriting Agreement dated as of ___________, 19__ with the Transferor and the Seller.

         Weighted Average Interest Rate: As of any particular date of determination, the sum of:

                  (i) the product of (A) the Class Principal Balance of the Class A-1 Notes divided by the sum of (x) the aggregate Class Principal Balances of the Notes plus (y) the Certificate Principal Balance of the Certificates, and (B) the Note Interest Rate for such Class A-1 Notes;

                  (ii) the product of (A) the Class Principal Balance of the Class A-2 Notes divided by the sum of (x) the aggregate Class Principal Balances of the Notes plus (y) the Certificate

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 24

         Principal Balance of the Certificates, and (B) the Note Interest Rate for such Class A-2 Notes;

                  (iii) the product of (A) the Class Principal Balance of the Class A-3 Notes divided by the sum of (x) the aggregate Class Principal Balances of the Notes plus (y) the Certificate Principal Balance of the Certificates, and (B) the Note Interest Rate for such Class A-3 Notes;

                  (iv) the product of (A) the Class Principal Balance of the Class A-4 Notes divided by the sum of (x) the aggregate Class Principal Balances of the Notes plus (y) the Certificate Principal Balance of the Certificates, and (B) the Note Interest Rate for such Class A-4 Notes;

                  (v) the product of (A) the Class Principal Balance of the Class A-5 Notes divided by the sum of (x) the aggregate Class Principal Balances of the Notes plus (y) the Certificate Principal Balance of the Certificates, and (B) the Note Interest Rate for such Class A-5 Notes;

                  (vi) the product of (A) the Certificate Principal Balance of the Certificates divided by the sum of (x) the aggregate Class Principal Balances of the Notes and (y) the Certificate Principal Balance of the Certificates, and (B) the Pass-Through Rate for the Certificates.

         Section 1.02  Other Definitional Provisions.

         (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture.

         (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

         (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 25

         (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                          CONVEYANCE OF THE HOME LOANS

         Section 2.01  Conveyance of the Initial Home Loans.

         (a) In consideration of the Issuer's delivery to or upon the order of the Seller of $_______________, less the Reserve Account Initial Deposit as of the Closing Date (other than any portion thereof attributable to the conveyance of Subsequent Home Loans on the Closing Date), the Seller, as of the Closing Date and concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Seller in and to the Initial Home Loans (including all interest and principal thereon received after the related CutOff
Date), the Pre-Funding Account Deposit, the Capitalized Interest Account Deposit, the Reserve Account Initial Deposit and the proceeds of any and all of the foregoing. The foregoing sale, transfer, assignment, set over and conveyance does not and is not intended to result in a creation or an assumption by the Issuer of any obligation of the Seller, the Transferor or any other person in connection with the Home Loans or under any agreement or instrument relating thereto except as specifically set forth herein.

         (b) The Issuer acknowledges the conveyance to it of the Initial Home Loans, the Pre- Funding Account Deposit, the Capitalized Interest Account Deposit and the Reserve Account Initial Deposit, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Issuer has pledged the Initial Home Loans and the Trust Account Property to the Indenture Trustee and the Indenture Trustee, pursuant to the written request of the Seller, has executed and caused to be authenticated and delivered to or upon the order of the Seller, the Notes. In addition, concurrently with such delivery and in exchange therefor, the Owner Trustee, pursuant to the written request of the Seller, has executed (not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer) and caused to be authenticated and delivered to or upon the order of the Seller, the Certificates and the Residual Interest.

         Section 2.02  Conveyance of the Subsequent Home Loans.

         (a) On or before the last day of the Funding Period, the Seller shall convey to the Issuer, and the Issuer shall purchase pursuant to this Section
2.02 the lesser of: (i) all Home Loans then in its possession that satisfy the requirements of this Section 2.02 or (ii) the maximum principal balance of Home Loans that satisfies the requirements of this Section 2.02, with respect to which the aggregate Subsequent Purchase Price does not exceed the Pre-Funding Account Deposit. Subject to the conditions set forth in this Section 2.02, in consideration of the Issuer's delivery on the related Subsequent Transfer Dates to or upon the order of the Seller of the Subsequent Purchase Price of the related Subsequent Home Loans from amounts on deposit in the Pre-Funding Account, the Seller shall, from time to time, on any Subsequent Transfer Date sell, transfer, assign, set over and

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 26
otherwise convey to the Issuer, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Seller in and to each Subsequent Home Loan (including all interest and principal thereon received after the related Cut-Off Date) identified on the Home Loan Schedule attached to the related Subsequent Transfer Agreement and delivered by the Seller on such Subsequent Transfer Date and all items in the related Owner Trustee's Home Loan File. The sale, transfer, assignment, set over, conveyance and grant by the Seller of the Subsequent Home Loans to the Issuer does not and is not intended to result in a creation or an assumption by the Issuer of any obligation of the Seller, the Transferor or any other person in connection with the Subsequent Home Loans or under any agreement or instrument relating thereto except as specifically set forth herein.

         (b) The amount released from the Pre-Funding Account on any Subsequent Transfer Date in connection with any conveyance of Subsequent Home Loans shall be equal to the aggregate of the Subsequent Purchase Prices for such Subsequent Home Loans, which amount shall not exceed the amount then on deposit in the Pre-Funding Account. If the Subsequent Purchase Price for such Subsequent Home Loans is less than the amount required to obtain the release of the interest of any third party (including any lienholder therein), then the Transferor or the Seller shall cause the delivery of immediately available funds equal to such insufficiency to the Issuer in escrow (which funds shall not be property of the Trust) and the Issuer, in turn, shall remit such immediately available funds, together with funds from the Pre-Funding Account equal to the Subsequent Purchase Price, to the third party designated by the Transferor or the Seller that is releasing its interest in such Subsequent Home Loans.

         On the related Subsequent Transfer Date, the Seller shall transfer to the Issuer the Subsequent Home Loans and the other property and rights related thereto described in (a) above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                  (i) the Subsequent Home Loans to be conveyed on a given Subsequent Transfer Date must have an aggregate Principal Balance as of the related Cut-Off Date of not less than $__________ except in the case of the final Subsequent Transfer Date when no minimum Principal Balance requirement shall be applicable;

                  (ii) the Transferor and/or Seller shall provide the Owner Trustee, the Indenture Trustee and the Securities Insurer with an Addition Notice and shall provide any information reasonably requested by the Owner Trustee, the Indenture Trustee or the Securities Insurer with respect to the Subsequent Home Loans;

                  (iii) the Seller shall deliver to the Owner Trustee, the Indenture Trustee and the Securities Insurer a duly executed Subsequent Transfer Agreement, including all exhibits listed therein;

                  (iv) the Transferor shall deposit in the Collection Account all collections in respect of the Subsequent Home Loans received on or after the related Cut-Off Date;

                  (v) the Transferor and the Seller shall certify to the Securities Insurer, the Indenture Trustee and the Owner Trustee that, as of the Subsequent Transfer Date, the Transferor and the Seller, respectively, was not insolvent nor was made insolvent by such transfer nor is aware of any pending insolvency;

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 27

                  (vi) the Transferor and the Seller shall certify that such addition of Subsequent Home Loans will not result in a material adverse tax consequence to the Issuer or the Securityholders;

                  (vii)    the Funding Period shall not have terminated; and

                  (viii) the Transferor shall make the representations and warranties set forth in Section 3.02 and Section 3.04(a) hereof and shall reconfirm the accuracy of the representations and warranties set forth in Section 3.03 hereof.

         (c) In addition, the Transferor and/or Seller will provide the Securities Insurer, the Indenture Trustee and the Owner Trustee with data regarding all Subsequent Home Loans transferred to the Issuer on the related Subsequent Transfer Date, which data shall be delivered at least three Business Days prior to such Subsequent Transfer Date. No later than the end of the Funding Period, the following conditions shall have been satisfied with respect to all Subsequent Home Loans transferred to the Issuer on any Subsequent Transfer Date:

                  (i) the Transferor and Seller shall have delivered to the Owner Trustee, the Indenture Trustee and the Securities Insurer an Officer's Certificate confirming the satisfaction of each condition precedent specified in this Section 2.02 and in the related Subsequent Transfer Agreements;

                  (ii) the Transferor and/or Seller shall have delivered to the Securities Insurer, the Indenture Trustee and the Owner Trustee opinions of counsel with respect to the transfer of all of the Subsequent Home Loans to the Issuer on any Subsequent Transfer Date substantially in the form of the opinions of counsel delivered to the Owner Trustee, the Indenture Trustee and the Securities Insurer on the Closing Date (as to certain bankruptcy, corporate, securities and tax law matters);

                  (iii) the Owner Trustee shall deliver to the Securities Insurer and the Seller an opinion of counsel with respect to each of the Subsequent Transfer Agreements substantially in the form of the opinion of counsel delivered to the Seller and the Securities Insurer on the Closing Date;

                  (iv) the Transferor and Seller shall make the representations and warranties set forth in Section 3.04(b) hereof; and

                  (v) the Securities Insurer shall deliver to the Seller, the Indenture Trustee and the Owner Trustee a written notice confirming the Securities Insurer's consent and approval to the addition of all Subsequent Home Loans purchased by the Issuer on any Subsequent Transfer Date.

         (d) On or prior to the Closing Date, the Seller and the Transferor shall provide to the Owner Trustee, the Indenture Trustee and the Securities Insurer a schedule of the home loans (the "Subsequent Home Loan Schedule") that are expected to be Subsequent Home Loans, and Subsequent Home Loans transferred to the Issuer shall only be taken from such Subsequent Home Loan Schedule; provided, however, if any such identified home loans do not satisfy the requirements of Subsequent Home Loans as set forth in this Section 2.02 or if any such home loans are rejected

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 28
as Subsequent Home Loans by the Securities Insurer, home loans acceptable to the Securities Insurer may be substituted for such defective or rejected home loans only from a secondary schedule of home loans (the "Secondary Subsequent Home Loan Schedule") that is identified as such, and delivered to, the Owner Trustee, the Indenture Trustee and Securities Insurer on the Closing Date. The Transferor and Seller shall certify that the Subsequent Home Loans will be transferred to the Issuer in accordance with the foregoing and that all home loans identified in both the Subsequent Home Loan Schedule and the Secondary Subsequent Home Loan Schedule satisfy the requirements of Subsequent Home Loans as set forth in this
Section 2.02 as of the Closing Date.

         Section 2.03 Ownership and Possession of Home Loan Files. Upon the issuance of the Securities, with respect to the Initial Home Loans, and upon payment of the related Subsequent Purchase Price, with respect to the Subsequent Home Loans, the ownership of each Debt Instrument, the related Mortgage and the contents of the related Servicer's Home Loan File and the Issuer's Home Loan File shall be vested in the Issuer for the benefit of the Securityholders and the Securities Insurer, although possession of the Servicer's Home Loan Files (other than items required to be maintained in the Issuer's Home Loan Files) shall remain with the Servicer, or Custodian, if applicable, as contemplated in
Section 3.02.

         Section 2.04  Books and Records.

         The sale of each Home Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of assets by the Seller. The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Home Loan which shall be clearly marked to reflect the ownership of each Home Loan by the Issuer for the benefit of the Securityholders and the Securities Insurer.

         Section 2.05  Delivery of Home Loan Documents.

         (a) With respect to each Initial Home Loan, on the Closing Date the Transferor and the Seller have delivered or caused to be delivered, and with respect to each Subsequent Home Loan, on the related Subsequent Transfer Dates, the Transferor and the Seller will deliver or will cause to be delivered, to the Custodian each of the following documents:

                  (i) The original Debt Instrument, endorsed "PAY TO THE ORDER OF ___________________, AS OWNER TRUSTEE, FOR THE FIRSTPLUS HOME LOAN OWNER TRUST 19__-__, WITHOUT RECOURSE" and signed, by facsimile or manual signature, in the name of the Seller by a Responsible Officer thereof, together with all intervening endorsements that evidence a complete chain of title from the originator thereof to the Transferor; provided that any of the foregoing endorsements may be contained on an allonge which shall be firmly affixed to such Debt Instrument;

                  (ii) With respect to each Debt Instrument, either: (A) the original Mortgage, with evidence of recording thereon, (B) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Transferor or by the closing attorney, if the original has been transmitted for recording but has not, at the time of delivery of this Agreement, been returned or (C) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost or has been retained by the public recording office;

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 29

                  (iii) With respect to each Debt Instrument, either (A) the original Assignment of Mortgage assigned to "__________________, AS OWNER TRUSTEE FOR THE FIRSTPLUS HOME LOAN OWNER TRUST 19__-__" and signed in the name of the Transferor by a Responsible Officer with evidence of recording thereon, (B) a copy of the Assignment of Mortgage, certified as a true copy by a Responsible Officer of the Transferor where the original has been transmitted for recording but has not, at the time of delivery of this Agreement, been returned or
         (C) a copy of the Assignment of Mortgage certified by the public recording office in those instances where the original recorded Assignment of Mortgage has been lost or has been retained by the public recording office (provided, however, that where the original Assignment of Mortgage is not being delivered to the Custodian, such Responsible Officer may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage relating thereto); provided that any such Assignments of Mortgage may be made by blanket assignments for Home Loans secured by Mortgaged Properties located in the same county, if permitted by applicable law; provided, however, that the recordation of such Assignment of Mortgage shall not be required in the States (i) in which a legal opinion is delivered to the Owner Trustee and the Securities Insurer in accordance with subsection (c) below and (ii) that are approved by the Rating Agencies.

                  (iv) With respect to each Debt Instrument, either: (A) originals of all intervening assignments of the Mortgage, with evidence of recording thereon, (B) if the original intervening assignments have not yet been returned from the recording office, a copy of the originals of such intervening assignments together with a certificate of a Responsible Officer of the Transferor or the closing attorney certifying that the copy is a true copy of the original of such intervening assignments or (C) a copy of the intervening assignment certified by the public recording office in those instances where the original recorded intervening assignment has been lost or has been retained by the public recording office; provided that the chain of intervening recorded assignments shall not be required to match the chain of intervening endorsements of the Debt Instrument, so long as the chain of intervening recorded assignments, if applicable, evidences one or more assignments of the Mortgage from the original mortgage ultimately to the person who has executed the Assignment of Mortgage referred to in clause (iii) above; and

                  (v) Originals of all assumption and modification agreements, if any, or a copy certified as a true copy by a Responsible Officer of the Transferor if the original has been transmitted for recording until such time as the original is returned by the public recording office.

         (b) The Seller agrees to deliver or cause to be delivered on or before the applicable Subsequent Transfer Date to the Custodian each of the documents identified in paragraphs (i) through (v) of subsection (a) above with respect to any Subsequent Home Loans.

         (c) The Transferor shall, within five Business Days after the receipt thereof, and in any event, within nine (9) months of the Closing Date (in the case of the Initial Home Loans) or the related Subsequent Transfer Date (in the case of the Subsequent Home Loans), deliver or cause to be delivered to the
Custodian: (i) the original recorded Mortgage in those instances where a copy thereof certified by the Transferor was delivered to the Custodian; (ii) the original recorded Assignment of Mortgage, except in the States in which a legal opinion is delivered to the Owner

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 30

Trustee, the Indenture Trustee and Securities Insurer as provided below and that are approved by the Rating Agencies; (iii) any original recorded intervening assignments of Mortgage in those instances where copies thereof certified by the Transferor were delivered to the Custodian; and (iv) the original recorded assumption and modification agreement in those instances in which a copy was delivered. Notwithstanding anything to the contrary contained in this Section 2.05, in those instances where the public recording office retains the original Mortgage or, if applicable, the Assignment of Mortgage, the intervening assignments of the Mortgage or the original recorded assumption and modification agreement after it has been recorded, or where any such original has been lost or destroyed, the Seller and Transferor shall be deemed to have satisfied their respective obligations hereunder upon delivery to the Custodian of a copy, as certified by the public recording office to be a true copy of the recorded original of such Mortgage or, if applicable, the Assignment of Mortgage, intervening assignments of Mortgage or assumption and modification agreement, respectively. With respect to the States of Arizona, California, Colorado, Florida, Georgia, Nevada, Texas, Utah and Washington the Transferor and the Seller shall have the right to deliver to the Owner Trustee, the Indenture Trustee and the Securities Insurer a legal opinion for each State providing that the recordation of the Assignment of Mortgage in such State is not necessary to transfer the related Home Loans secured by Mortgaged Properties in such State, provided such legal opinion is in a form that is reasonably acceptable to the Owner Trustee and the Securities Insurer and such legal opinion is delivered on
or before         , 19  . Upon the delivery and acceptance by the Owner Trustee and Securities Insurer of the foregoing legal opinion for each such State and the approval of the Rating Agencies, the Transferor and the Seller shall not be required to record Assignment of Mortgages for the related Home Loans secured by Mortgaged Properties located in such State and the delivery of the Assignments of Mortgages for such State to the Custodian in recordable form on the Closing Date or Subsequent Transfer Date, as applicable, shall constitute full compliance with subsection (a)(iii) above. If the foregoing legal opinion is not delivered and accepted by the Owner Trustee, the Indenture Trustee and Securities Insurer for any of the foregoing States, then the Assignments of Mortgage relating to any such State shall be recorded in accordance with the first sentence of this subsection (c). Notwithstanding the preceding provisions allowing for the non- recordation of Assignments of Mortgage in certain States, if a an Event of Default occurs pursuant to clause (vii) of Section 10.01 or the Transferor, as the Servicer, is terminated hereunder, then the Transferor, in its capacity as the Servicer or predecessor Servicer, shall be required to record all Assignments of Mortgage in those States in which the Transferor had previously been allowed not to record such Assignments of Mortgage.

         (d) All Home Loan documents held by the Custodian on behalf of the Issuer are referred to herein as the "Issuer's Home Loan File." All recordings required pursuant to this Section 2.05 shall be accomplished by and at the expense of the Transferor.

         Section 2.06 Acceptance by Issuer of the Home Loans; Certain Substitutions; Certification by Issuer.

         (a) The Owner Trustee agrees to cause the Custodian to execute and deliver on the Closing Date an acknowledgment of receipt of the Issuer's Home Loan File for each Initial Home Loan, and the Owner Trustee agrees to cause the Custodian to execute and deliver on any Subsequent Transfer Date an acknowledgment of receipt of the Issuer's Home Loan File for each Subsequent Home Loan. The Owner Trustee declares that it will cause the Custodian to hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the Trust and delivered to the Custodian in trust, upon and subject to the conditions set

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 31
forth herein for the benefit of the Securityholders and the Securities Insurer. The Owner Trustee agrees, for the benefit of the Securityholders and the Securities Insurer, to cause the Custodian to review each Issuer's Home Loan File within 45 days after the Closing Date (or, with respect to any Qualified Substitute Home Loan or Subsequent Home Loan, within 45 days after the receipt by the Custodian thereof) and to cause the Custodian to deliver to the Transferor, the Seller, the Indenture Trustee, the Owner Trustee, the Securities Insurer and the Servicer a certification to the effect that, as to each Home Loan listed in the Home Loan Schedule and as to each Subsequent Home Loan Listed in a Subsequent Home Loan Schedule (other than any Home Loan paid in full or any Home Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to the Issuer pursuant to this Agreement are in its possession or in the possession of the Custodian on its behalf (other than as expressly permitted by Section 2.05(a)(ii) or 2.05(c)), (ii) all documents delivered by the Seller and the Transferor to the Custodian pursuant to Section 2.05 have been reviewed by the Custodian and have not been mutilated or damaged and appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Obligor) and relate to such Home Loan, (iii) based on the examination of the Custodian on behalf of the Issuer, and only as to the foregoing documents, the information set forth on the Home Loan Schedule accurately reflects the information set forth in the Issuer's Home Loan File and
(iv) each Debt Instrument has been endorsed as provided in Section 2.05. Neither the Owner Trustee nor the Custodian shall be under any duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Issuer's Home Loan File should include any of the documents specified in Section 2.05(a)(v).

         (b) If the Custodian, during the process of reviewing the Issuer's Home Loan Files, finds any document constituting a part of a Issuer's Home Loan File which is not executed, has not been received, is unrelated to any Home Loan identified in the Home Loan Schedule, does not conform to the requirements of
Section 2.05 or does not conform, in all material respects, to the description thereof as set forth in the Home Loan Schedule, then the Custodian shall promptly so notify the Transferor, the Servicer, the Indenture Trustee, the Owner Trustee, the Securities Insurer and the Seller. In performing any such review, the Custodian may conclusively rely on the Seller and the Transferor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Custodian's review of the Issuer's Home Loan Files is limited solely to confirming that the documents listed in Section 2.05 have been received and further confirming that any and all documents delivered pursuant to Section 2.05 have been executed and relate to the Home Loans identified in the Home Loan Schedule and to the Subsequent Home Loans listed in the Subsequent Home Loan Schedule. Neither the Owner Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. If a material defect in a document constituting part of a Issuer's Home Loan File is discovered, then the Seller and Transferor shall comply with the cure, substitution and repurchase provisions of Section 3.05 hereof.

         (c) Within the three month period beginning on the Closing Date and ending on _______, 19__, each of the Seller and the Transferor shall have the option, exercisable in its sole discretion, to remove a Home Loan from the Trust and substitute therefor a Qualified Substitute Home Loan in the manner and subject to the conditions set forth in Section 3.05 applicable to

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 32
substitutions made by the Transferor and subject to the further conditions that
(i) the Seller and/or the Transferor may only effect substitutions under this
Section 2.06(c) which, in the aggregate, amount to (A) not more than ___% of the aggregate Cut-Off Date Principal Balances of the Home Loans (as measured by the aggregate Principal Balance of the Deleted Home Loans) on the Determination Date immediately preceding the substitution date, without Securities Insurer approval and (B) not more than ___% of the aggregate Cut-Off Date Principal Balances of the Home Loans (as measured by the aggregate Principal Balance of the Deleted Home Loans) on the Determination Date immediately preceding the substitution date, with Securities Insurer approval, and (ii) no such substitution shall be undertaken unless and until (A) the Owner Trustee and the Indenture Trustee shall have received written assurances from each Rating Agency that such substitution once effected would not result in the ratings assigned to any Class of the Securities being downgraded and an Officer's Certificate from the Transferor or the Seller, as applicable, stating that the substitution is not being effected for the primary purpose of recognizing gains or decreasing losses resulting from market value changes in the Deleted Home Loans and Qualified Substitute Home Loans included in such substitution, and (B) the Owner Trustee, the Indenture Trustee and the Securities Insurer shall have received an opinion of counsel, which opinion of counsel shall be acceptable to the Owner Trustee, that such substitution once effected would not cause the Trust to become an "investment company" as defined under the Investment Company Act of 1940.

         (d) Upon receipt by the Owner Trustee of a certification of a Servicing Officer to the effect that such substitution has occurred and that the Substitution Adjustment has been credited to the Collection Account pursuant to
Section 3.05 and remitted to the Indenture Trustee for deposit into the Distribution Account, the Owner Trustee shall (i) release (or cause the Custodian to release) to the Servicer for release to the Seller or the Transferor, as the case may be, the related Issuer's Home Loan File for each Deleted Home Loan and (ii) execute, without recourse, representation or warranty, and deliver such instruments of transfer presented to it by the Servicer as shall be necessary to transfer such Deleted Home Loan to the Seller or the Transferor, as the case may be.

         (e) On the Distribution Date in ______________of each year commencing in 19__, the Owner Trustee shall deliver (or cause the Custodian to deliver) to the Seller, the Securities Insurer, the Indenture Trustee and the Servicer a certification listing all Issuer's Home Loan Files held by the Custodian on behalf of the Issuer on such Distribution Date.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.01 Representations and Warranties of the Seller.

         The Seller hereby represents, warrants and covenants with and to the Owner Trustee, the Indenture Trustee, the Servicer, the Securities Insurer and the Securityholders as of the Closing Date:

         (a) The Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller and perform its obligations as Seller hereunder; the Seller has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 33
execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action of the Seller; this Agreement evidences the valid, binding and enforceable obligation of the Seller; and all requisite action has been taken by the Seller to make this Agreement valid, binding and enforceable upon the Seller in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

         (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Seller makes no such representation or warranty) that are necessary in connection with the purchase and sale of the Securities and the execution and delivery by the Seller of this Agreement and the other related documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and such other documents on the part of the Seller and the performance by the Seller of its obligations as Seller under this Agreement and such other documents to which it is a party;

         (c) The consummation of the transactions contemplated by this Agreement will not result in (i) the breach of any terms or provisions of the Articles of Incorporation or Bylaws of the Seller, (ii) the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Seller, or its property is subject, or (iii) the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its respective property is subject;

         (d) Neither this Agreement nor the Prospectus nor any statement, report or other document prepared by the Seller and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

         (e) There is no action, suit, proceeding or investigation pending or, to the best of the Seller's knowledge, threatened against the Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller or which would draw into question the validity of this Agreement or the Home Loans or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement;

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 34

         (f) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder;

         (g) As of the Closing Date, the Issuer will have good and marketable title to each Initial Home Loan and such other items comprising the corpus of the Trust free and clear of any lien, mortgage, pledge, charge, security interest or other encumbrance;

         (h) As of any Subsequent Transfer Date, the Issuer will have good and marketable title to each Subsequent Home Loan transferred on such date and such other items comprising the corpus of the Trust free and clear of any lien, mortgage, pledge, charge, security interest or other encumbrance; and

         (i) The transfer, assignment and conveyance of the Home Loans, the Debt Instruments and the Mortgages by the Seller pursuant to this Agreement or any Subsequent Transfer Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

         (j) The Seller shall provide each Rating Agency and the Securities Insurer with notice and a copy of any amendment to the Articles of Incorporation of the Seller promptly after the filing thereof.

         Section 3.02 Representations, Warranties and Covenants of the Servicer and Transferor.

         The Servicer as such and in its capacity as the Transferor hereby represents, warrants and covenants with and to the Seller, the Owner Trustee, the Indenture Trustee, the Securities Insurer and the Securityholders as of the Closing Date:

         (a) The Servicer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer and perform its obligations as Servicer hereunder; the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action of the Servicer; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite action has been taken by the Servicer to make this Agreement valid, binding and enforceable upon the Servicer in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

         (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may

SALE AND SERVICING AGREEMENT (Series 19   -  ) - Page 35
be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty) that are necessary in connection with the execution and delivery by the Servicer of this Agreement and the other related documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and such other documents on the part of the Servicer and the performance by the Servicer of its obligations as Servicer under this Agreement and such other documents to which it is a party;

         (c) The consummation of the transactions contemplated by this Agreement will not result in (i) the breach of any terms or provisions of the charter or by-laws of the Servicer, (ii) the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Servicer or its property is subject, or (iii) the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

         (d) Neither this Agreement nor the Prospectus nor any statement, report or other document prepared by the Servicer and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

         (e) There is no action, suit, proceeding or investigation pending or, to the best of the Servicer's knowledge, threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer or which would draw into question the validity of this Agreement or the Home Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

         (f) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder;

         (g) So long as FFI is the Servicer of the Home Loans hereunder, the Servicer's Home Loan Files will be maintained at 1250 Mockingbird Lane, Dallas, Texas 75247-4902, or, if FFI is no longer the Servicer hereunder or if FFI changes the location of the Servicer's Home Loan Files, the Servicer's Home Loan Files shall be maintained at such address as may be indicated on an Officer's Certificate executed by a Servicing Officer and delivered to the Owner Trustee, the Indenture Trustee, the Securities Insurer and the Seller;


SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 36

         (h) The Servicer shall not solicit any refinancing of any of the Home Loans; provided, that this covenant shall not prevent or restrict the Servicer from making general solicitations, by mail, advertisement or otherwise of the general public or persons on a targeted list, so long as the list was not generated from the Home Loan Schedule; and

         (i) The Servicer shall not sell, transfer, assign or otherwise dispose of a customer or similar list comprised of the names of the Obligors under the Home Loans to any third party.

         Section 3.03  Individual Home Loans.

         The Transferor hereby represents and warrants to the Seller, the Owner Trustee, the Indenture Trustee, the Securities Insurer and the Securityholders, with respect to each Initial Home Loan, as of the Closing Date and, with respect to each Subsequent Home Loan, as of the related Subsequent Transfer Date:

         (a) Home Loan Information. The information with respect to each Home Loan set forth in the Home Loan Schedule is true and correct in all material respects as of the applicable Cut-Off Date.

         (b) Delivery of Home Loan Documents. All of the original or certified documentation required to be delivered to the Owner Trustee or to the Custodian on or prior to the Closing Date or the Subsequent Transfer Date, as applicable, or as otherwise provided in this Agreement has or will be so delivered.

         (c) Payments Current. As of the applicable Cut-off Date, no more than ___% (by aggregate Cut-off Date Principal Balance) of the Home Loans are more than 30 days but not more than 60 days delinquent, based on the terms under which the related Mortgages and Debt Instruments have been made and none of the Home Loans are more than 60 days delinquent. The Transferor has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the related Obligor, directly or indirectly, for the payment of any amount required by any Home Loan.

         (d) No Waiver or Modification. The terms of each Debt Instrument and Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments reflected in the Issuer's Home Loan File and no provision of any Mortgage or Debt Instrument has been "whited out" or erased unless such modification has been initialed by each of the parties to the related Home Loan. No instrument of waiver, alteration, modification or assumption has been executed except for the instruments that are part of the Issuer's Home Loan File and the terms of which are reflected in the Issuer's Home Loan File.

         (e) No Defenses. No Debt Instrument or Mortgage is subject to any set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Debt Instrument or Mortgage, or the exercise of any right thereunder, render such Debt Instrument or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted in any proceeding or was asserted in any state or federal bankruptcy or insolvency proceeding at the time the related Home Loan was originated.


SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 37

         (f) Compliance with Laws. Any and all requirements of any federal, state or local law applicable to each Home Loan have been complied with including, without limitation, all consumer, usury, truth-in-lending, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Home Loan; each Home Loan was originated in compliance with all applicable laws and no fraud or misrepresentation was committed by any Person in connection therewith.

         (g) No Satisfaction or Release of Lien. No Mortgage has been satisfied, canceled, subordinated or rescinded, in whole or in part. No Mortgaged Property has been released from the lien of the related Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission, other than the subordination of the lien of a Mortgage securing a Home Loan with respect to which a related Superior Lien was released in connection with the refinancing of the mortgage loan relating to such Superior Lien.

         (h) Valid Lien. With respect to each Debt Instrument that is secured by a Mortgage, such Mortgage is or creates a valid, subsisting and enforceable lien on the related Mortgaged Property, including, in the case of a Mortgage securing a Home Improvement Loan, the land and all buildings on the related Mortgaged Property.

         (i) Validity of Home Loan Documents. Each Debt Instrument and each Mortgage is genuine and each is the legal, valid and binding obligation of the Obligor thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights in general and by general principles of equity. All parties to each Debt Instrument and each Mortgage had legal capacity at the time to enter into the related Home Loan and to execute and deliver such Debt Instrument and Mortgage, and such Debt Instrument and Mortgage have been duly and properly executed by such parties.

         (j) Full Disbursement of Proceeds. As of the applicable Cut-Off Date, the proceeds of each Home Loan have been fully disbursed and there is no requirement for future advances thereunder, all costs, fees and expenses incurred in making or closing each Home Loan and the recording of the Mortgage were disbursed, the Obligor is not entitled to any refund of any amounts paid or due under the Debt Instrument or any related Mortgage and any and all requirements set forth in the related Home Loan documents have been complied with.

         (k) Ownership. Immediately prior to the conveyance thereof to the Seller, the Transferor had good and marketable title to each Home Loan, Debt Instrument and Mortgage, was the sole owner thereof and had full right to sell each Home Loan, Debt Instrument and Mortgage to the Seller and upon the conveyance thereof by the Transferor to the Seller, the Seller became the sole owner of each Home Loan, Debt Instrument and Mortgage free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

         (l) Ownership of Mortgaged Property. With respect to each Home Loan that is secured by a Mortgaged Property, the related Servicer's Home Loan File contains a title document reflecting that title to such Mortgaged Property is held at least ____% by the Obligor under such Home Loan.

         (m) No Defaults. Except with respect to any delinquent scheduled payment set forth in subsection (c) above, there is no default, breach, violation or event of acceleration existing under any Mortgage or any Debt Instrument and, to the best of the Transferor's knowledge, there is no event

SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 38 which, with the passage of time or with notice and/or the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration and neither the Transferor nor its predecessors have waived any such default, breach, violation or event of acceleration, except as set forth in an instrument of waiver, alteration, modification or assumption that is included in the Issuer's Home Loan File.

         (n) No Condemnation or Damage. To the best of the Transferor's knowledge, the physical condition of each Mortgaged Property has not deteriorated since the date of origination of the related Home Loan (normal wear and tear excepted) and there is no proceeding pending for the total or partial condemnation of any Mortgaged Property.

         (o) Mortgage Remedies Adequate. Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise, by judicial foreclosure.

         (p) Underwriting of Home Loans. Each Home Loan has been underwritten by the originator thereof in accordance with such originator's then current underwriting guidelines.

         (q) Terms of Home Loans. Each Home Loan is a fixed rate loan; each Debt Instrument has an original term to maturity of not less than 24 months nor more than 20 years and 32 days from the date of origination; each Debt Instrument is payable in monthly installments of principal and interest, with interest payable in arrears, and requires a monthly payment which is sufficient to amortize the original principal balance over the original term and to pay interest at the related Home Loan Interest Rate; and no Debt Instrument provides for any extension of the original term.

         (r) Security. No Debt Instrument is, or has been, secured by any collateral except the lien of the related Mortgage.

         (s) Deed of Trust. If a Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves as such and is named in the Mortgage, or a valid substitution of trustee has been recorded or may be recorded and no extraordinary fees or expenses are, or will become, payable by the Transferor to the trustee under the deed of trust, except in connection with default proceedings and a trustee's sale after default by the related Obligor.

         (t) Types of Home Loans. Each Home Loan is either (i) a Home Improvement Loan, (ii) a Debt Consolidation Loan, (iii) a Combination Loan, or
(iv) a first or junior lien purchase money loan. No Home Loan was originated for the express purpose of purchasing a manufactured home.

         (u) Completion of Improvements. With respect to all Home Loans that are Home Improvement Loans (except for such Home Loans that are first lien or junior lien purchase money loans, the proceeds of which have been used in part to acquire the related Mortgaged Property), all improvements to be made to each Mortgaged Property with the proceeds of the related Home Loan have been completed and, except as to Home Loans that are such purchase money loans or that were

SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 39 made by the originator thereof directly to the owner of the property being improved, the related Servicer's Home Loan File contains a Completion Certificate.

         (v) Origination Practices. The origination practices used by each originator of the Home Loans and the servicing and collection practices used by the Transferor with respect to each Home Loan have been in all material respects legal, proper, prudent and customary with respect to the loan origination and servicing business as applicable to the respective loan type.

         (w) Servicing Practices. Each Home Loan has been serviced in accordance with all applicable laws and, to the best of the Transferor's knowledge, no fraud or misrepresentation was committed by any Person in connection therewith.

         (x) No Bulk Transfer. The sale, transfer, assignment, conveyance and grant of the Debt Instruments and the Mortgages by the Transferor to the Seller were not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

         (y) Delinquencies. As of the ____________________, 19__ Cut-Off Date, no more than _____% of the Initial Home Loans (by outstanding principal balance) and no more than _____ of the Initial Home Loans (by number) were 31 days or more delinquent.

         (z) Relief Act Matters. No Obligor has notified the Transferor, and no relief has been requested or allowed to an Obligor under the Soldiers' and Sailors' Civil Relief Act of 1940.

         (aa) Selection Criteria. The Home Loans were not selected by the Transferor for sale to the Seller or the Issuer on any basis intended to adversely affect the Seller or the Issuer.

         (bb) Superior Lien Delinquencies. No Superior Lien was more than 30 days past due at the time of origination of the related Home Loan.

         (cc) Aggregate Principal Balances of the Home Loans. The aggregate outstanding principal balances of the Home Loans as of each Cut-Off Date will not represent more than 80% of the Pool Principal Balance.

         (dd) Good Repair. The related Mortgaged Property described in each Debt Instrument is, to the best of the Transferor's knowledge, free of damage and in good repair.

         (ee) Simple Interest. Interest for each Home Loan is calculated at a rate of interest computed by the simple interest method.

         The Transferor has reviewed all of the documents constituting each Servicer's Home Loan File and each Issuer's Home Loan File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein.

         Section 3.04  Subsequent Home Loans.

         (a) The Transferor shall represent and warrant to the Seller, the Owner Trustee, the Indenture Trustee, the Securities Insurer and the Securityholders that as of each Subsequent Transfer Date:

SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 40

              (i)    No Subsequent Home Loan provides for negative amortization;

              (ii) No Subsequent Home Loan has a Cut-Off Date or a Subsequent Transfer Date later than __________________, 19__ ;

              (iii) No Subsequent Home Loan has a maturity date later than , ____________________ 20__;

              (iv) To the best of the Transferor's knowledge, the acquisition of the Subsequent Home Loans as of such Subsequent Transfer Date will not result in a downgrading in any rating of the Securities;

              (v) The Subsequent Home Loans have not been acquired by the Issuer for the primary purpose of recognizing gains or decreasing losses resulting from market value changes in such Subsequent Home Loans;

              (vi)   Each of the representations and warranties set forth in
         Section 3.03 is true and correct with respect to each of the Subsequent Home Loans being transferred to the Issuer; and

              (vii) To the extent applicable to each Subsequent Home Loan being transferred to the Issuer, the quantitative criteria set forth in paragraphs 31 and 32 of that certain Commitment to Issue a Financial Guaranty Insurance Policy (Application No.__________) dated as of __________, 19__ (the "Securities Insurer Commitment") issued by the Securities Insurer have been satisfied.

         (b) The Transferor shall represent and warrant to the Seller, the Owner Trustee, the Indenture Trustee, the Securities Insurer and the Securityholders that as of the end of the Funding Period:

              (i) The Home Loans have a weighted average Home Loan Interest Rate of at least ____% and a Home Loan Interest Rate of at least ____%;

              (ii) The Home Loans have a weighted average original term to stated maturity of not more than _____ years;

              (iii) No Home Loans have a Principal Balance as of the related Cut-Off Date of greater than $___________;

              (iv) There is not a concentration of Home Loans in a single postal zip code in excess of ____% of the Pool Principal Balance;

              (v) No more than ___% of the Home Loans by Principal Balance as of the respective Cut-Off Dates shall be Combination Loans in which less than 40% of the proceeds from each such loan have been used for the improvement of the related Mortgaged Property; and


SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 41

              (vi)   The other quantitative criteria set forth in paragraphs
         31 and 32 of the Securities Insurer Commitment (as defined in (a)(vii) above) have been satisfied.

         Section 3.05  Purchase and Substitution.

         (a) It is understood and agreed that the representations and warranties set forth in Sections 3.03 and 3.04, shall survive the conveyance of the Home Loans to the Issuer and the delivery of the Securities to the Securityholders. Upon discovery by the Seller, the Servicer, the Transferor, the Custodian, the Owner Trustee, the Indenture Trustee, the Securities Insurer or any Securityholder of a breach of any of such representations and warranties which materially and adversely affects the value of the Home Loans or the interest of the Securityholders or the Securities Insurer, or which materially and adversely affects the interests of the Securityholders or the Securities Insurer in the related Home Loan in the case of a representation and warranty relating to a particular Home Loan (notwithstanding that such representation and warranty was made to the Transferor's best knowledge), the party discovering such breach shall give prompt written notice to the others. The Transferor shall within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, promptly cure such breach in all material respects. If, however, within 60 days after the notice to the Transferor respecting such breach the Transferor has not remedied the breach and the breach materially and adversely affects the interests of the Securityholders or the Securities Insurer generally or in the related Home Loan (the "Defective Home Loan"), the Seller shall cause the Transferor on or before the Determination Date next succeeding the end of such 60 day period either (i) to remove such Defective Home Loan from the Trust (in which case it shall become a Deleted Home Loan) and substitute one or more Qualified Substitute Home Loans in the manner and subject to the conditions set forth in this Section 3.05 or (ii) to purchase such Defective Home Loan at a purchase price equal to the Purchase Price (as defined below) by depositing such Purchase Price in the Collection Account; provided any such substitution may be effected not later than the date which is two years after the Startup Day. In the event the Seller or the Transferor is notified that any Mortgage Property is not free of damage or not in good repair, regardless of the Transferor's knowledge, the Seller shall cause the Transferor to (x) substitute or purchase the related Home Loan in accordance with clauses (i) and (ii), respectively, above or (y) repair any such Mortgaged Property such that such Mortgaged Property is free of damage and in good repair. The Transferor shall provide the Servicer, the Securities Insurer, the Indenture Trustee and the Owner Trustee with a certification of a Responsible Officer on the Determination Date next succeeding the end of such 60 day period indicating whether the Transferor is purchasing the Defective Home Loan or substituting in lieu of such Defective Home Loan a Qualified Substitute Home Loan. With respect to the purchase of a Defective Home Loan pursuant to this Section, the "Purchase Price" shall be equal to the Principal Balance of such Defective Home Loan as of the date of purchase, plus all accrued and unpaid interest on such Defective Home Loan to but not including the Due Date in the Due Period most recently ended prior to such Determination Date computed at the applicable Home Loan Interest Rate, plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Defective Home Loan, which Purchase Price shall be deposited in the Collection Account (after deducting therefrom any amounts received in respect of such repurchased Defective Home Loan and being held in the Collection Account for future distribution to the extent such amounts represent recoveries of principal not yet applied to reduce the related Principal Balance or interest (net of the Servicing Fee) for the period from and after the Due Date in the Due Period most recently ended prior to such Determination Date).


SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 42

         Any substitution of Home Loans pursuant to this Section 3.05(a) and
Section 2.06(c) shall be accompanied by payment by the Transferor of the Substitution Adjustment, if any, to be deposited in the Collection Account. For purposes of calculating the Available Remittance Amount for any Distribution Date, amounts paid by the Transferor pursuant to this Section 3.05 in connection with the repurchase or substitution of any Defective Home Loan that are on deposit in the Collection Account as of the Determination Date for such Distribution Date shall be deemed to have been paid during the related Due Period and shall be transferred to the Distribution Account pursuant to Section 5.01(c)(i) on the Determination Date for such Distribution Date.

         As to any Deleted Home Loan for which the Transferor substitutes a Qualified Substitute Home Loan or Loans, the Transferor shall effect such substitution by delivering to the Owner Trustee (i) a certification executed by a Responsible Officer of the Transferor to the effect that the Substitution Adjustment has been credited to the Collection Account and remitted to the Indenture Trustee for deposit into the Distribution Account, and (ii) the documents constituting the Issuer's Loan File for such Qualified Substitute Home Loan or Loans.

         In addition to the preceding repurchase obligations, each of the Seller and the Transferor shall have the option, exercisable in its sole discretion at any time, to repurchase any Home Loan from the Issuer in the event that such Home Loan is in foreclosure, default or imminent default; provided that any repurchase pursuant to this paragraph is conducted in the same manner as the repurchase of a Defective Home Loan pursuant to this Section 3.05.

         (b) The Servicer shall deposit in the Collection Account all payments received in connection with such Qualified Substitute Home Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Home Loans on or before the date of substitution will be retained by the Transferor. The Issuer will be entitled to all payments received on the Deleted Home Loan on or before the date of substitution, and the Transferor shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Home Loan. The Transferor shall give written notice to the Owner Trustee, the Servicer (if the Transferor is not then acting as such), the Indenture Trustee and the Securities Insurer that such substitution has taken place and shall amend the Home Loan Schedule to reflect
(i) the removal of such Deleted Home Loan from the terms of this Agreement and
(ii) the substitution of the Qualified Substitute Home Loan. The Transferor shall promptly deliver to the Owner Trustee, the Servicer (if the Transferor is not then acting as such), the Indenture Trustee and the Securities Insurer a copy of the amended Home Loan Schedule. Upon such substitution, such Qualified Substitute Home Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Transferor shall be deemed to have made with respect to such Qualified Substitute Home Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Section 3.03. On the date of such substitution, the Transferor will deposit into the Collection Account an amount equal to the Substitution Adjustment, if any.

         (c) It is understood and agreed that the obligations of the Transferor set forth in this Section 3.05 to cure, purchase or substitute for a Defective Home Loan constitute the sole remedies of the Issuer, the Owner Trustee, the Indenture Trustee, the Securityholders and the Securities Insurer hereunder respecting a breach of the representations and warranties contained in Sections
3.03 and 3.04. Any cause of action against the Seller relating to or arising out of a defect in a Issuer's Home Loan File as contemplated by Section 2.06 or against the Transferor relating to or arising out of a breach of any representations and warranties made in Sections 3.03 or 3.04 shall

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
accrue as to any Home Loan upon (i) discovery of such defect or breach by any party and notice thereof to the Seller or the Transferor, as applicable, or notice thereof by the Transferor or the Seller, as applicable, to the Owner Trustee, (ii) failure by the Transferor or the Seller, as applicable, to cure such defect or breach or purchase or substitute such Home Loan as specified above, and (iii) demand upon the Transferor or the Seller, as applicable, by the Owner Trustee or the Majority Securityholders for all amounts payable in respect of such Home Loan.

         (d) Neither the Owner Trustee nor the Indenture Trustee shall have any duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Home Loan pursuant to this Section or the eligibility of any Home Loan for purposes of this Agreement.

                                   ARTICLE IV

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

         Section 4.01 Duties of the Servicer.

         (a) Servicing Standard. The Servicer, as an independent contractor, shall service and administer the Home Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Home Loans, shall employ or cause to be employed procedures (including collection, foreclosure, liquidation and Foreclosure Property management and liquidation procedures) and exercise the same care that it customarily employs and exercises in servicing and administering loans of the same type as the Home Loans for its own account, all in accordance with accepted servicing practices of prudent lending institutions and servicers of loans of the same type as the Home Loans and giving due consideration to the Securityholders' and the Securities Insurer's reliance on the Servicer. The Servicer has and shall maintain the facilities, procedures and experienced personnel necessary to comply with the servicing standard set forth in this subsection (a) and the duties of the Servicer set forth in this Agreement relating to the servicing and administration of the Home Loans. Consistent with the terms of this Agreement, the Servicer may, with the prior written consent of the Owner Trustee and the Indenture Trustee, with respect to any material obligations hereunder which consent shall not be unreasonably withheld, employ or retain agents or contract with third parties to aid in the performance of the Servicer's obligations hereunder; provided, however, that the Servicer shall remain obligated for all actions taken by such agents or third parties.

         (b) Servicing Advances. In accordance with the preceding general servicing standard, the Servicer, or any Subservicer on behalf of the Servicer, shall make all reasonable and necessary Servicing Advances in connection with the servicing of each Home Loan hereunder. Notwithstanding any provision to the contrary herein, neither the Servicer, nor any Subservicer on behalf of the Servicer, shall have any obligation to advance its own funds for any delinquent scheduled payments of principal and interest on any Home Loan or to satisfy or keep current the indebtedness secured by any Superior Liens on the related Mortgaged Property. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall, for the purposes of distributions to Securityholders, be added to the amount owing under the related Home Loan. Notwithstanding any obligation by the Servicer to make a Servicing Advance hereunder with respect

SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 44 to a Home Loan, before making any Servicing Advance that is material in relation to the outstanding principal balance thereof, the Servicer shall assess the reasonable likelihood of (i) recovering such Servicing Advance and any prior Servicing Advances for such Home Loan, and (ii) recovering any amounts attributable to outstanding interest and principal owing on such Home Loan for the benefit of the Securityholders and the Securities Insurer in excess of the costs, expenses and other deductions to obtain such recovery, including without limitation any Servicing Advances therefor and, if applicable, the outstanding indebtedness of all Superior Liens. The Servicer shall only make a Servicing Advance with respect to a Home Loan to the extent that the Servicer determines in its reasonable, good faith judgment that such Servicing Advance would likely be recovered as aforesaid.

         (c) Waivers, Modifications and Extensions. Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any provision of any Home Loan or consent to the postponement of strict compliance with any such provision or in any manner grant indulgence to any Obligor if in the Servicer's reasonable determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Securityholders or the Securities Insurer; provided, however, unless the Obligor is in default with respect to the Home Loan, or such default is, in the judgment of the Servicer, reasonably foreseeable, the Servicer may not permit any modification with respect to any Home Loan that would change the Home Loan Interest Rate, defer (subject to the following paragraph) or forgive the payment of any principal or interest (unless in connection with the liquidation of the related Home Loan) or extend the final maturity date on the Home Loan. The Servicer may grant a waiver or enter into a subordination agreement with respect to the refinancing of a Superior Lien on the related Mortgaged Property, provided that the Obligor is in a better financial or cash flow position as a result of such refinancing, which may include a reduction in the Obligor's scheduled monthly payment on the indebtedness secured by such Superior Lien. The Servicer shall notify the Owner Trustee and the Indenture Trustee of any modification, waiver or amendment of any provision of any Home Loan and the date thereof, and shall deliver to the Custodian for deposit in the related Issuer's Home Loan File, an original counterpart of the agreement relating to such modification, waiver or amendment promptly following the execution thereof. Notwithstanding the preceding provisions of this subsection (c), if the Home Loans that have been waived, modified or varied, in the aggregate, equal or exceed two percent (2%) of the aggregate Principal Balances of the Initial Home Loans as of the related Cut-Off Date, then any waiver, modification or variance of any Home Loan thereafter shall be subject to the prior written consent of the Securities Insurer.

         The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of each Home Loan and the related Debt Instrument and Mortgage, if applicable. Consistent with the foregoing, the Servicer may in its discretion waive or permit to be waived any late payment charge, prepayment charge or assumption fee or any other fee or charge which the Servicer would be entitled to retain hereunder as Servicing Compensation and extend the due date for payments due on a Debt Instrument for a period (with respect to each payment as to which the due date is extended) not greater than 90 days after the initially scheduled due date for such payment, provided that such extension would not result in an extension of the final maturity date of such Debt Instrument.

         (d) Instruments of Satisfaction or Release. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver on behalf of the Issuer, the Owner Trustee, the Indenture Trustee, each Securityholder and the Securities Insurer, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other

SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 45 comparable instruments, with respect to the Home Loans and with respect to the related Mortgaged Properties. If reasonably required by the Servicer, the Owner Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

         Section 4.02  Liquidation of Home Loans.

         (a) In the event that any payment due under any Home Loan and not postponed pursuant to Section 4.01(c) is not paid when the same becomes due and payable, or in the event the Obligor fails to perform any other covenant or obligation under the Home Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Securityholders and the Securities Insurer. Without limiting the generality of the preceding sentence, the Servicer shall, in accordance with the standard of care specified in Section 4.01(a), take such other action as the Servicer shall deem to be in the best interests of the Securityholders and the Securities Insurer (including the resale or substitution of such Home Loan pursuant to Section 3.05, or, if no Superior Liens exist on the related Mortgaged Property, foreclose or otherwise comparably effect ownership in such Mortgaged Property in the name of the Issuer for the benefit of Securityholders and the Securities Insurer). The Servicer shall give the Indenture Trustee and the Owner Trustee notice of the election of remedies made pursuant to this Section 4.02. The Servicer shall not be required to satisfy the indebtedness secured by any Superior Liens on the related Mortgaged Property or to advance funds to keep the indebtedness secured by such Superior Liens current. In connection with any collection or foreclosure activities, the Servicer shall exercise collection or foreclosure procedures with the same degree of care and skill as it would exercise or use under the circumstances in the conduct of its own affairs.

         (b) During any Due Period occurring after a Home Loan becomes a Liquidated Home Loan, the Servicer shall deposit into the Collection Account any proceeds received by it with respect to such Liquidated Home Loan or the related Foreclosure Property ("Post Liquidation Proceeds").

         (c) After a Home Loan has become a Liquidated Home Loan, the Servicer shall promptly prepare and forward to the Owner Trustee, the Indenture Trustee, the Securities Insurer and, upon request of any Securityholder, to such Securityholder a Liquidation Report detailing the following: (i) the Net Liquidation Proceeds, Insurance Proceeds or Released Mortgaged Property Proceeds received in respect of such Liquidated Home Loan; (ii) expenses incurred with respect thereto; (iii) any Net Principal Loan Losses incurred in connection therewith; and (iv) any Post Liquidation Proceeds.

         Section 4.03  Fidelity Bond; Errors and Omission Insurance.

         The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy in such amounts as required by, and satisfying any other requirements of, the FHA and the FHLMC, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Home Loans ("Servicer Employees"). Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including losses resulting from forgery, theft, embezzlement, fraud, errors and omissions and negligent acts (including acts relating to the origination and servicing of loans of the same type as the Home Loans) of such Servicer Employees. Such fidelity bond shall also protect and insure the Servicer against

SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 46 losses in connection with the release or satisfaction of a Home Loan without having obtained payment in full of the indebtedness secured thereby. In the event of any loss of principal or interest on a Home Loan for which reimbursement is received from the Servicer's fidelity bond or errors and omissions insurance, the proceeds from any such insurance will be deposited in the Collection Account. No provision of this Section 4.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. Upon the request of the Owner Trustee, the Indenture Trustee or the Securities Insurer, the Servicer shall cause to be delivered to requesting party a certified true copy of such fidelity bond and insurance policy. On the Closing Date, such fidelity bond and insurance is maintained by the Servicer with Reliance Insurance Company of Illinois.

         Section 4.04 Title, Management and Disposition of Foreclosure Property.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (a "Foreclosure Property"), the deed or certificate of sale shall be taken in the name of the Issuer for the benefit of the Securityholders.

         The Servicer shall manage, conserve, protect and operate each Foreclosure Property for the Issuer, the Securityholders and the Securities Insurer solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the Foreclosure Property in the same manner that it manages, conserves, protects and operates other foreclosure property for its own account, and in the same manner that similar property in the same locality as the Foreclosure Property is managed. The Servicer shall attempt to sell the same (and may temporarily lease the same) on such terms and conditions as the Servicer deems to be in the best interest of the Securityholders and the Securities Insurer.

         The disposition of Foreclosure Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Issuer, the Securityholders and the Securities Insurer and, as soon as practicable thereafter, the expenses of such sale shall be paid. The Net Liquidation Proceeds or Post Liquidation Proceeds, as applicable, from the conservation, disposition and sale of the Foreclosure Property shall be promptly deposited by the Servicer in the Collection Account for distribution to the Securityholders in accordance with the Indenture or the Trust Agreement, as applicable, which Net Liquidation Proceeds or Post Liquidation Proceeds, as applicable, shall equal all cash amounts received with respect thereto less the amounts retained and withdrawn by the Servicer for any related unreimbursed Servicing Advances and any other fees and expenses incurred in connection with such Foreclosure Property.

         Section 4.05 Access to Certain Documentation and Information Regarding the Home Loans.

         The Servicer shall provide to the Owner Trustee, the Indenture Trustee, the Securityholders, the Securities Insurer and the supervisory agents and examiners of each of the foregoing access to the documentation regarding the Home Loans required by applicable state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.


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
         Section 4.06  Superior Liens.

         (a) The Servicer shall file (or cause to be filed) of record a request for notice of any action by a lienholder under a Superior Lien for the protection of the Issuer's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption.

         (b) If the Servicer is notified that any lienholder under a Superior Lien has accelerated or intends to accelerate the obligations secured by such Superior Lien, or has declared or intends to declare a default under the related mortgage or promissory note secured thereby, or has filed or intends to file an election to have any Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust, all reasonable actions that are necessary to protect the interests of the Securityholders and the Securities Insurer, and/or to preserve the security of the related Home Loan, including making any Servicing Advances that are necessary to cure the default or reinstate the Superior Lien. The Servicer shall immediately notify the Owner Trustee and the Indenture Trustee of any such action or circumstances. Any Servicing Advances by the Servicer pursuant to its obligations in this Section 4.06 shall comply with requirements set forth in Section 4.01(b) hereof.

         Section 4.07  Subservicing.

         (a) The Servicer may, with the prior written consent of the Owner Trustee and the Indenture Trustee, enter into Subservicing Agreements for any servicing and administration of Home Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and is an Eligible Servicer. The Servicer shall give prior written notice to the Owner Trustee, the Indenture Trustee and the Securities Insurer of the appointment of any Subservicer. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either directly service the related Home Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder. Each of the Owner Trustee, the Indenture Trustee and Securities Insurer hereby acknowledge and consent to each Person identified as a Subservicer in the definition of such term as of the Closing Date.

         (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Owner Trustee, the Indenture Trustee, the Securities Insurer and Securityholders for the servicing and administering of the Home Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Home Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Home Loans when the Subservicer has actually received such payments and, unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Home Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

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
         (c) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the successor Servicer, on behalf of the Owner Trustee, the Indenture Trustee and the Securityholders pursuant to Section 4.08, shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the successor Servicer elects to terminate any Subservicing Agreement in accordance with its terms. The successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the successor Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Home Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

         (d) As part of its servicing activities hereunder, the Servicer, for the benefit of the Owner Trustee, the Indenture Trustee, the Securities Insurer and the Securityholders, shall enforce the obligations of each Subservicer under the related Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Home Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Home Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

         (e) Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Home Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone and none of the Owner Trustee, the Indenture Trustee, the Securityholders or the Securities Insurer shall be deemed parties thereto or shall have any claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in
Section 4.07(c) above.

         Section 4.08 Successor Servicers. In the event that the Servicer is terminated pursuant to Section 10.01 hereof, or resigns pursuant to Section 9.04 hereof or otherwise becomes unable to perform its obligations under this Agreement, the Indenture Trustee will become the successor servicer or will appoint a successor servicer in accordance with the provisions of Section 10.02 hereof; provided that any successor servicer, including the Indenture Trustee, shall satisfy the requirements of an Eligible Servicer and shall be approved by the Rating Agencies.

         Section 4.09 Title, Management and Disposition of Foreclosure Property.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (each, a "Foreclosure Property"), the deed or certificate of sale shall be taken in the name of the Issuer for the benefit of the Securityholders and the Securities Insurer.


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
         The Servicer shall manage, conserve, protect and operate each Foreclosure Property for the Securityholders and the Securities Insurer solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the Foreclosure Property in the same manner that it manages, conserves, protects and operates other foreclosure property for its own account, and in the same manner that similar property in the same locality as the Foreclosure Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Securityholders and the Securities Insurer.

         The disposition of Foreclosure Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Securityholders and the Securities Insurer and, as soon as practicable thereafter, the expenses of such sale shall be paid. The Net Liquidation Proceeds or Post Liquidation Proceeds, as applicable, from the conservation, disposition and sale of the Foreclosure Property shall be promptly deposited by the Servicer in the Collection Account for distribution in accordance with Section 5.01(c), which Net Liquidation Proceeds or Post Liquidation Proceeds, as applicable, shall equal all cash amounts received with respect thereto less the amounts retained and withdrawn by the Servicer for any related unreimbursed Servicing Advances and any other fees and expenses incurred in connection with such Foreclosure Property.

                                    ARTICLE V

                         ESTABLISHMENT OF TRUST ACCOUNTS

         Section 5.01 Establishment of Collection Accounts; Deposits in Collection Accounts; Withdrawals from the Collection Account.

         (a) The Servicer, for the benefit of the Securityholders, shall cause to be established and maintained one or more Collection Accounts, which shall be Eligible Accounts, which may be interest-bearing, entitled "FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION, IN TRUST FOR THE BENEFICIAL OWNERS OF
FIRSTPLUS HOME LOAN OWNER TRUST 19  -        ASSET-BACKED NOTES AND ASSET-BACKED
CERTIFICATES, SERIES 19 - , COLLECTION ACCOUNT". The Collection Account may be maintained with the Indenture Trustee or any other depository institution which satisfies the requirements set forth in the definition of Eligible Account. The creation of any Collection Account other than one maintained with the Indenture Trustee shall be evidenced by a letter agreement between the Servicer and the depository institution. A copy of such letter agreement shall be furnished to the Owner Trustee, Indenture Trustee, the Securities Insurer and, upon request of any Securityholder, to such Securityholder.

         (b) The Servicer shall use its best efforts to deposit or cause to be deposited (without duplication) within one (1) Business Day, and shall in any event deposit within two (2) Business Days, of receipt thereof in the Collection Account and retain therein:

              (i) all payments on account of principal on the Home Loans collected after the applicable Cut-Off Date;


SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 50

              (ii) all payments on account of interest on the Home Loans collected after the applicable Cut-Off Date;

              (iii) all Net Liquidation Proceeds and Post Liquidation Proceeds pursuant to Sections 4.02 or 4.07;

              (iv)   all Insurance Proceeds;

              (v)    all Released Mortgaged Property Proceeds;

              (vi) any amounts payable in connection with the repurchase of any Home Loan and the amount of any Substitution Adjustment pursuant to Sections 2.06 and 3.05;

              (vii) any amount required to be deposited in the Collection Account pursuant to the receipt of proceeds from any fidelity bond or errors and omission insurance under Section 4.03 or the deposit of the Termination Price under Section 11.02; and

              (viii) interest and gains on funds held in the Collection Account.

         The foregoing requirements for deposit in the Collection Account shall be exclusive.

         (c) On the Business Day prior to each Distribution Date, the Servicer (based on the information contained in the Servicer's Monthly Remittance Report for such Distribution Date) shall make or cause to be made the following deposits and distributions from the Collection Account by 11:00 a.m. (New York City time), to the extent of the Available Collection Amount, in the following order of priority:

              (i) to the Securities Insurer, an amount equal to the Guaranty Insurance Premium;

              (ii) in the following order: (a) to the Indenture Trustee, an amount equal to the Indenture Trustee Fee and all unpaid Indenture Trustee Fees from prior Due Periods, (b) to the Owner Trustee, an amount equal to the Owner Trustee Fee and all unpaid Owner Trustee Fees from prior Due Periods, and (c) to the Custodian, an amount equal to the Custodian Fee and all unpaid Custodian Fees from prior Due Periods;

              (iii) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) and
         (ii) above, the Noteholders' Interest Distributable Amount;

              (iv) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) through (iii) above, the Noteholders' Principal Distributable Amount;

              (v) to the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) through (iv) above, the Certificateholders' Interest Distributable Amount;

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
              (vi) to the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) through (v) above, the Certificateholders' Principal Distributable Amount;

              (vii) to the holder of the Residual Interest, the Total Distribution Amount, if any, remaining after the application of clauses
         (i) through (vi) above.

         Notwithstanding that the Notes have been paid in full, the Indenture Trustee shall continue to maintain the Collection Account hereunder until the Certificate Balance is reduced to zero.

         (d) The Servicer shall also make or cause to be made the following investments in and/or withdrawals from the Collection Account, in no particular order of priority:

              (i) to invest amounts on deposit in the Collection Account in Permitted Investments pursuant to Section 5.07 hereof;

              (ii)   to pay itself Servicing Compensation pursuant to Section
         7.03 hereof and to pay itself any accrued but unpaid Servicing Fees;

              (iii) to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error; and

              (iv) to clear and terminate the Collection Account in connection with the termination of this Agreement.

         The Servicer shall not retain any cash or investment in the Collection Account for a period in excess of 12 months and cash therein shall be considered transferred to the Note Distribution Account on a first-in, first-out basis.

         (e) So long as no Event of Default shall have occurred and be continuing, the funds held in the Collection Account may be invested (to the extent practicable and consistent with any requirements of the Code) in Permitted Investments, as directed to the Servicer in writing or by telephone or facsimile transmission confirmed in writing by the Seller. In any case, funds in the Collection Account must be available for withdrawal without penalty, and any Permitted Investments must mature or otherwise be available for withdrawal, not later than one Business Day immediately preceding the Distribution Date next following the date of such investment and shall not be sold or disposed of prior to its maturity. All interest and any other investment earnings on amounts or investments held in the Collection Account shall be deposited into the Collection Account immediately upon receipt by the Servicer. All Permitted Investments in which funds in the Collection Account are invested must be held by or registered in the name of "FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION, IN TRUST FOR THE BENEFICIAL OWNERS OF FIRSTPLUS HOME LOAN OWNER TRUST 19_-_ ASSET-BACKED NOTES AND ASSET-BACKED CERTIFICATES, SERIES 19_-_".

         Section 5.02 Initial Collection Account; Transfer of Collection
Account.

         Pursuant to Section 5.01, the Collection Account shall be established, as of the Closing Date, with __________________________, as an Eligible Account pursuant to the definition thereof. The


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
Collection Account may, upon written notice to the Owner Trustee and the Indenture Trustee, be transferred to a different depository institution so long as such transfer is to an Eligible Account.

         Section 5.03  Pre-Funding Account.

         (a) No later than the Closing Date, the Servicer, for the benefit of the Securityholders, shall establish and maintain with the Indenture Trustee one or more Eligible Accounts entitled "PRE- FUNDING ACCOUNT, FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE FOR THE BENEFICIAL OWNERS OF THE FIRSTPLUS HOME LOAN OWNER TRUST 19__-__ ASSET-BACKED NOTES AND ASSET-BACKED CERTIFICATES, SERIES 19__-__". On the Closing Date, the Owner Trustee, on behalf of the Seller, shall cause the Pre-Funding Account Deposit to be deposited into the Pre- Funding Account from the proceeds of the sale of the Securities. On any Subsequent Transfer Date, the Servicer shall instruct the Indenture Trustee to: (i) withdraw from the Pre-Funding Account an amount equal to the Subsequent Purchase Price for the Subsequent Home Loans sold to the Issuer on such Subsequent Transfer Date pursuant to a Subsequent Transfer Agreement; and (ii) pay such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.02 of this Agreement with respect to such transfer.

         (b) So long as no Event of Default shall have occurred and be continuing, amounts held in the Pre-Funding Account shall be invested in Permitted Investments of the type specified in clause (vii) of the definition of Permitted Investments, which Permitted Investments shall mature on the Business Day following the purchase date of such investments or upon demand. The Indenture Trustee shall not be liable for any losses on amounts invested in accordance with the provisions hereof (except to the extent that the Indenture Trustee is the obligor and has defaulted on such investments). Any losses realized in connection with any such investment shall be for the account of the Seller, and the Seller shall deposit the amount of such loss (to the extent not offset by income from other investments) in the Pre-Funding Account immediately upon the realization of such loss. All interest and any other investment earnings on amounts held in the Pre-Funding Account shall be taxed to the Seller and for federal and state income tax purposes the Seller shall be deemed to be the owner of the Pre-Funding Account. All interest and any other investment earnings on amounts or investments held in the Pre-Funding Account shall be deposited into the Capitalized Interest Account on each Distribution Date.

         (c) If the Pre-Funding Account has not been reduced to zero by the close of business on the date on which the Funding Period ends, the Servicer shall direct the Indenture Trustee to deposit any amounts remaining in the Pre-Funding Account (net of reinvestment earnings which shall be transferred to the Capitalized Interest Account) into the Note Distribution Account and the Certificate Distribution Account on the Business Day immediately preceding the Pre-Funding Termination Distribution Date for distribution to the Securityholders pro rata based on the Class Principal Balance of the Note and the Certificate Principal Balance of the Certificates. Amounts that are transferred to the Note Distribution Account or the Certificate Distribution Account from the Pre-Funding Account pursuant to this Section 5.03(c) may not be invested in Permitted Investments or other investments after being transferred into the Note Distribution Account or the Certificate Distribution Account.


SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 53

         Section 5.04  Capitalized Interest Account.

         (a) No later than the Closing Date, the Servicer, for the benefit of the Securityholders, shall establish and maintain with the Indenture Trustee one or more Eligible Accounts entitled "CAPITALIZED INTEREST ACCOUNT, FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE FOR FIRSTPLUS HOME LOAN OWNER TRUST 19___-___ ASSET-BACKED NOTES AND ASSET- BACKED CERTIFICATES, SERIES 19 ___-___ ". On the Closing Date, the Owner Trustee, on behalf of the Seller, shall cause the Capitalized Interest Account Deposit to be deposited into the Capitalized Interest Account from the proceeds of the sale of the Securities. The Indenture Trustee shall hold the Capitalized Interest Account Deposit for the benefit of the Securityholders and the Securities Insurer. On the Business Day preceding each Distribution Date during the Funding Period and on the first Distribution Date occurring after the Due Period in which the Funding Period ends, the Servicer shall instruct the Indenture Trustee to withdraw from the Capitalized Interest Account and deposit into the Note Distribution Account and/or the Certificate Distribution Account the Interest Shortfall, if any, with respect to such Distribution Date.

         (b) So long as no Event of Default shall have occurred and be continuing, amounts held in the Capitalized Interest Account shall be invested in Permitted Investments of the type specified in clause (vii) of the definition of Permitted Investments, which Permitted Investments shall mature no later than the third Business Day prior to the Distribution Date. The Indenture Trustee shall not be liable for any losses on amounts invested in accordance with the provisions hereof (except to the extent that the Indenture Trustee is the obligor and has defaulted on such investments). All interest and other investment earnings on amounts held in the Capitalized Interest Account shall be retained by the Indenture Trustee in the Capitalized Interest Account until distributed pursuant to this Section and for federal and state income tax purposes the Seller shall be deemed to be the owner of the Capitalized Interest Account including, for such purposes, the recognition of income from such earnings. Any losses realized in connection with any such investment shall be for the account of the Seller, and the Seller and the Transferor shall deposit into the Capitalized Interest Account an amount in cash equal to the amount of any such loss (to the extent not offset by income from other investments) immediately upon the realization of such loss. All amounts earned on amounts on deposit in the Capitalized Interest Account shall be taxed to the Seller.

         (c) On any Business Day occurring prior to the last Business Day of each Due Period that occurs prior to __________________, 19__ the Transferor and the Seller may deposit with the Indenture Trustee a letter of credit issued by a financial institution, and in a form, approved by the Securities Insurer and the Rating Agencies in an amount equal to any positive difference between the Capitalized Interest Account Requirement and the Capitalized Interest Amount as of any date of determination occurring prior to such Business Day, and the Indenture Trustee shall notify the Securities Insurer of the receipt of such letter of credit. The failure to deposit such letter of credit in respect of any such difference before the close of business on the last Business Day of each Due Period that occurs prior to __________________, 19__ will cause the Funding Period to end as of the last day of such Due Period. On any Business Day occurring prior to the last Business Day of each Due Period that occurs prior to __________________, 19__, the Transferor and the Seller may request the Servicer to calculate the Capitalized Interest Account Requirement as of such Business Day; provided that if no such request has been received during a Due Period then the Servicer shall calculate the Capitalized Interest Account Requirement on the last Business Day of such Due Period to determine whether the Funding Period will end pursuant to the preceding sentence. Any amounts

SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 54 remaining in the Capitalized Interest Account at the end of the Funding Period and not used as described above will be distributed to the Seller, including any net reinvestment income thereon.

         (d) On any Business Day occurring prior to the last Business Day of each Due Period that occurs prior to ________________, 19__ , the Transferor and the Seller may request the Servicer to calculate the amount, if any, of the Capitalized Interest Excess. If the Capitalized Interest Excess is greater than zero on any such Business Day prior to ________________, 19__ , such Capitalized Interest Excess will be released to the Seller on the following Distribution Date. On the Distribution Date following the Due Period in which the Funding Period ends, the Servicer shall instruct the Indenture Trustee to release and distribute to the Seller the Capitalized Interest Amount, if any, that remains after the distribution of any Interest Shortfall on such Distribution Date.

         Section 5.05 Establishment of Note Distribution Account; Investment of Funds Held in Note Distribution Account.

         (a) No later than the Closing Date, the Servicer, for the benefit of the Securityholders, will establish and maintain with the Indenture Trustee one or more Eligible Accounts entitled "NOTE DISTRIBUTION ACCOUNT, FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE FOR FIRSTPLUS HOME LOAN OWNER TRUST 19 ___-___ ASSET-BACKED NOTES AND ASSET-BACKED CERTIFICATES, SERIES 19 ___-___ ". On each Distribution Date, the Indenture Trustee shall distribute the Noteholders' Distributable Amount from the Note Distribution Account in accordance with Section ___ of the Indenture.

         (b) So long as no Event of Default shall have occurred and be continuing, the funds held in the Note Distribution Account may be invested (to the extent practicable and consistent with any requirements of the Code) in Permitted Investments, as directed to the Indenture Trustee in writing or by telephone or facsimile transmission confirmed in writing by the Servicer. In any case, funds in the Note Distribution Account must be available for withdrawal without penalty, and any Permitted Investments must mature or otherwise be available for withdrawal, not later than one Business Day immediately preceding the Distribution Date next following the date of such investment and shall not be sold or disposed of prior to its maturity. All interest and other investment earnings on amounts or investments held in the Note Distribution Account shall be deposited into the Note Distribution Account immediately upon receipt by the Indenture Trustee. All Permitted Investments in which funds in the Distribution Account are invested must be held by or registered in the name of "FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION, IN TRUST FOR THE BENEFICIAL OWNERS OF FIRSTPLUS HOME LOAN OWNER TRUST 19 ___-___ ASSET-BACKED NOTES AND ASSET-BACKED CERTIFICATES, SERIES 19 ___-___ ".

         Section 5.06 Reserve Account.

         (a) No later than the Closing Date, the Servicer, for the benefit of the Securityholders, will establish and maintain with the Indenture Trustee one or more Eligible Accounts entitled "RESERVE ACCOUNT, FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION, IN TRUST FOR FIRSTPLUS HOME LOAN OWNER TRUST 19 ___-___ ASSET BACKED NOTES AND ASSET BACKED CERTIFICATES, SERIES 19 ___-___ ". On the Closing Date, the Owner Trustee will deposit, on behalf of the Seller, the Reserve Account Initial Deposit into the Reserve Account from the net proceeds of the sale of the Notes and the Certificates. On the Closing Date, the Reserve Account Initial Deposit will be equal to the Reserve Account Requirement. So long as no Event of Default shall have occurred and be


SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 55 continuing, the funds held in the Reserve Account may be invested (to the extent practicable and consistent with any requirements of the Code) in Permitted Investments, as directed to the Indenture Trustee in writing or by telephone or facsimile transmission confirmed in writing by the Servicer. In any case, funds in the Reserve Account must be available for withdrawal without penalty, and any Permitted Investments must mature or otherwise be available for withdrawal, not later than one Business Day immediately preceding the Distribution Date next following the date of such investment and shall not be sold or disposed of prior to its maturity. All interest and other investment earnings on amounts or investments held in the Reserve Account shall be deposited into the Reserve Account immediately upon receipt by the Indenture Trustee.

         (b) On any Business Day occurring after _________________, 19__ , the Transferor and the Seller may deposit with the Indenture Trustee a limited guaranty issued by an affiliate of the Transferor and the Seller or a letter of credit issued by a financial institution in an amount equal to any positive difference between the Reserve Account Requirement and the Reserve Account Amount as of any date of determination occurring prior to such Business Day, provided that such limited guaranty or such letter of credit is in a form approved by the Securities Insurer and the Rating Agencies. The Indenture Trustee shall notify the Securities Insurer of the receipt of any such limited guaranty or letter of credit.

         (c) If the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits thereto or withdrawals therefrom on such Distribution Date) is greater than the Reserve Account Requirement for such Distribution Date (such amount "the Excess Reserve Account Amount"), the Servicer shall first instruct the Indenture Trustee to cause a reduction in the amount available under the limited guaranty or letter of credit, if any, until
(A) the Excess Reserve Account Amount is reduced to zero or (B) the amount available under the limited guaranty or letter of credit is reduced to zero. After any limited guaranty or letter of credit has been reduced to zero, the Servicer shall instruct the Indenture Trustee to distribute any Excess Reserve Account Amount to the holder of the residual interest until the Excess Reserve Account Amount is reduced to zero.

         (d) The Servicer shall cause the amount of the Reserve Account Requirement to be reduced incrementally (i.e., dollar-for-dollar) each time the Overcollateralization Level is increased as a result of the application of Excess Spread to the principal amount of the Securities until the Overcollateralization Level equals the Required Overcollateralization Level and the Reserve Fund Requirement is reduced to zero. Once the Reserve Account Requirement is reduced to zero, the Servicer shall direct the Indenture Trustee to distribute any amounts remaining in the Reserve Account to the holder of the Residual Interest.

         (e) If the Servicer determines pursuant to Section 4.01(b) that it is required to make an Advance on a Determination Date and does not do so from its own funds, the Servicer shall instruct the Indenture Trustee to withdraw funds from the Reserve Account and deposit them in the Collection Account to cover any shortfall. Such payment shall be deemed to have been made by the Servicer pursuant to Section 4.01(b) for purposes of making distributions pursuant to this Agreement, but shall not otherwise satisfy the Servicer's obligation to deliver the amount of the Advances, and the Servicer shall within two Business Days replace any funds in the Reserve Account so used.


SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 56

         (f) (i) In the event that the Required Distribution Amount for a Distribution Date exceeds the Available Collection Amount on such Distribution Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Distribution Date an amount equal to the Deficiency Amount, to the extent of funds available therein and deposit such amount into the Note Distribution Account and/or the Certificate Distribution Account, as applicable.

                   (ii) In the event that the Total Distribution Amount on the
              Final Scheduled Distribution Date for a Class of Notes or the Certificates exceeds the amount deposited into the Note Distribution Account and/or the Certificate Distribution Account pursuant to Section 5.01(c) on such Distribution Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein and deposit such amount into the Note Distribution Account and/or the Certificate Distribution Account, as applicable.

         (g) Following the payment in full of the aggregate outstanding Principal Balance of the Notes and the Certificates and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to the Securityholders and the termination of the Trust, any amount remaining on deposit in the Reserve Account shall be distributed to the holder of the Residual Interest and any Permitted Investments in the Reserve Account shall be transferred to the holder of the Residual Interest.

         Section 5.07  Trust Account Property.

         (a) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property. The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders, the Owner Trustee and the Certificateholders, as the case may be. If, at any time, any of the Trust Accounts ceases to be an Eligible Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Account and shall transfer any cash and/or any investments to such new Trust Account.

         (b) If any amounts are needed for disbursement from any Trust Account held by or on behalf of the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Trust Account. The Indenture Trustee shall not be liable for any investment loss or other charge resulting therefrom unless the Indenture Trustee's failure to perform in accordance with this Section 5.07 is the cause of such loss or charge.

         (c) Subject to Section 12.01 hereof, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Indenture Trustee is the obligor and has defaulted thereon).


SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 57

         (d) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

                   (i) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Accounts, subject to the last sentence of Section 5.07(a); and each such Eligible Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

                   (ii) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Trustee;

                   (iii) any Trust Account Property that is a book-entry
              security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

                   (iv) any Trust Account Property that is an "uncertificated security" under Article VIII of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

         (e) The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.




                                   ARTICLE VI

              STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS


         Section 6.01  Statements.

         (a) No later than each Determination Date, the Servicer shall deliver to the Indenture Trustee and the Securities Insurer, by facsimile, the receipt and legibility of which shall be confirmed telephonically, and with hard copy thereof to be delivered no later than one (1) Business Day after

SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 58 such Determination Date, the Servicer's Monthly Remittance Report, setting forth the date of such Report (day, month and year), the name of the Issuer (i.e. "FIRSTPLUS Home Loan Owner Trust 19___-___"), the Series designation of the Securities (i.e. "Series 19___-___"), and the date of this Agreement. Furthermore, no later than each Determination Date, the Servicer shall deliver to the Indenture Trustee a magnetic tape or computer disk providing such information regarding the Servicer's activities in servicing the Home Loans during the related Due Period as the Indenture Trustee may reasonably require.

         (b) On each Distribution Date, the Servicer shall prepare and the Indenture Trustee shall distribute a monthly statement (the "Servicer's Monthly Statement") to the Seller, the Securityholders, the Beneficial Owners (who have notified the Indenture Trustee by delivery of an Investment Letter to the Indenture Trustee), the Securities Insurer and the Rating Agencies, stating the date of original issuance of the Securities (day, month and year), the name of the Issuer (i.e. "FIRSTPLUS Home Loan Owner Trust 19___-___"), the series designation of the Certificates (i.e. "Series 19___-___"), the date of this Agreement and the following information:

              (i) the Available Collection Amount and Required Distribution Amount for the related Distribution Date;

              (ii) the Class Principal Balance of each Class of Notes, the Certificate Principal Balance of the Certificates, and the Pool Principal Balance (including, until the Funding Period ends, the amount remaining in the Pre-Funding Account and the Capitalized Interest Account as of such Distribution Date) as of the first day of the related Due Period and after giving effect to distributions made to the holders of such Securities on such Distribution Date;

              (iii) the Class Pool Factor with respect to each Class of Notes then outstanding and the Certificate Pool Factor with respect to the Certificates then outstanding;

              (iv) the amount of principal and interest received on the Home Loans during the related Due Period;

              (v) the Noteholders' Distributable Amount and the Certificateholders' Distributable Amount;

              (vi) the amount, if any, of the Excess Overcollateralization Amount and, if applicable, the Overcollateralization Reduction Amount or any other amount to be distributed to the Securityholders or the holder of the Residual Interest on such Distribution Date;

              (vii) the Servicing Fee, the Indenture Trustee Fee, the Owner Trustee Fee, the Custodian Fee, if any, and the Guaranty Insurance Premium for such Distribution Date;

              (viii) the Overcollateralization Level on such Distribution Date, the Required Overcollateralization Level as of such Distribution Date, the Net Principal Loan Losses incurred during the related Due Period and the cumulative Net Principal Loan Losses as of such Distribution Date;


SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 59

              (ix) the Reserve Account Requirement and the amount remaining on deposit in the Reserve Account on such Distribution Date after giving effect to the distributions made to Securityholders on such Distribution Date;

              (x) the weighted average maturity of the Home Loans and the weighted average Home Loan Interest Rate of the Home Loans;

              (xi) certain performance information, including delinquency and foreclosure information with respect to the Home Loans, as set forth in the Servicer's Monthly Remittance Report;

              (xii) the amount of any Guaranteed Payment included in the amounts distributed to the Noteholders on such Distribution Date;

              (xiii) as identified with respect to the each Insured Security, the amount of any Securities Insurer Reimbursement Amount to be distributed to the Securities Insurer on such Distribution Date and the amount of any Securities Insurer Reimbursement Amount remaining unsatisfied following such distribution;

              (xiv) the number of and aggregate Principal Balance of all Home Loans in foreclosure proceedings (other than any Home Loans described in clause (xv)) and the percent of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the first day of the related Due Period;

              (xv) the number of and the aggregate Principal Balance of the Home Loans in bankruptcy proceedings (other than any Home Loans described in clause (xvi)) and the percent of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the first day of the related Due Period;

              (xvi) the number of Foreclosure Properties, the aggregate Principal Balance of the related Home Loans, the book value of such Foreclosure Properties and the percent of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the first day of the related Due Period;

              (xvii) the aggregate Principal Balance of Home Loans that became Defaulted Home Loans and the aggregate Principal Balance of Home Loans that became Liquidated Home Loans during the related Due Period, including the foregoing amounts by loan type (i.e. Combination Loans, Debt Consolidation Loans and Home Improvement Loans);

              (xviii) the cumulative aggregate Principal Balance of Home Loans that became Defaulted Home Loans and the cumulative aggregate Principal Balance of Home Loans that became Liquidated Home Loans from the Closing Date through the most current Due Period, including the foregoing amounts by loan type (i.e. Combination Loans, Debt Consolidation Loans and Home Improvement Loans); and


SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 60

              (xix) the scheduled principal payments and the principal prepayments received with respect to the Home Loans during the Due Period.

         All reports prepared by the Servicer of the withdrawals from and deposits in the Collection Account will be based in whole or in part upon the information provided to the Indenture Trustee by the Servicer, and the Indenture Trustee may fully rely upon and shall have no liability with respect to such information provided by the Servicer.

         (c) Within a reasonable period of time after the end of each calendar year, the Servicer shall prepare and direct the Indenture Trustee to distribute to each Person who at any time during the calendar year was a Securityholder, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (b)(iv) and (v) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Securityholder. Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Securityholders pursuant to any requirements of the Code as are in force from time to time.

         (d) On each Distribution Date, the Indenture Trustee shall forward to the holder of the Residual Interest a copy of the Servicer's Monthly Statement in respect of such Distribution Date and a statement setting forth the amounts actually distributed to such holder of the Residual Interest on such Distribution Date, together with such other information as the Indenture Trustee deems necessary or appropriate.

         (e) Within a reasonable period of time after the end of each calendar year, the Servicer shall prepare and direct the Indenture Trustee to distribute to each Person who at any time during the calendar year was a holder of Residual Interest, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a holder of Residual Interest. Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the holder of Residual Interest pursuant to any requirements of the Code as are in force from time to time.

         (f) Upon reasonable advance notice in writing, the Servicer will provide to each Securityholder which is a savings and loan association, bank or insurance company access to information and documentation regarding the Home Loans sufficient to permit such Securityholder to comply with applicable regulations of the FDIC or other regulatory authorities with respect to investment in such Securities.

         (g) The Servicer or its agent shall furnish to the Indenture Trustee, who in turn shall forward to each Securityholder and the holder of Residual Interest, during the term of this Agreement, such periodic, special, or other reports, including information tax returns or reports required with respect to the Securities and the Residual Interest, including Internal Revenue Service Forms 1099 and (if instructed in writing by the Seller on the basis of the advice of legal counsel) Form 1066, Schedule Q and other similar reports that are required to be filed by the Servicer or its agent and the holder of Residual Interest, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Securityholders or the holder of Residual Interest, or otherwise with respect to the purposes of this Agreement, all such reports or information to be

SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 61 provided by and in accordance with such applicable instructions and directions as the Securityholders or the holder of Residual Interest may reasonably require.

         (h) Reports and computer tapes furnished by the Servicer and the Indenture Trustee pursuant to this Agreement shall be deemed confidential and of proprietary nature, and shall not be copied or distributed except in connection with the purposes and requirements of this Agreement. No Person entitled to receive copies of such reports or tapes shall use the information therein for the purpose of soliciting the customers of the Seller or the Servicer or for any other purpose except as set forth in this Agreement.

         Section 6.02 Reports of Foreclosure and Abandonment of Mortgaged Property.

         Each year beginning in 19   the Servicer, at its expense, shall make
the reports of foreclosures and abandonments of any Mortgaged Property required by Section 6050J of the Code. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by such Section 6050J of the Code.


         Section 6.03 Specification of Certain Tax Matters.

         Each Securityholder shall provide the Indenture Trustee with a completed and executed Form W-9 prior to purchasing a Security. The Indenture Trustee shall comply with all requirements of the Code, and applicable state and local law, with respect to the withholding from any distributions made to any Securityholder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.


                                   ARTICLE VII

                           GENERAL SERVICING PROCEDURE

         Section 7.01 Assumption Agreements.

         When a Mortgaged Property has been or is about to be conveyed by the Obligor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Home Loan under any "due-on-sale" clause contained in the related Mortgage or Debt Instrument; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event or in the event the related Mortgage and Debt Instrument do not contain a "due-on-sale" clause, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Debt Instrument and, unless prohibited by applicable law or the Mortgage Documents, the Obligor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Obligor is released from liability and such person is substituted as Obligor and becomes liable under the Debt Instrument. The Servicer shall notify the Custodian that any such substitution or assumption agreement has been completed by forwarding to the Custodian the original of such substitution or assumption agreement, which original shall be added by the Custodian to the related Issuer's Home Loan File and shall, for all purposes, be considered a part of such Issuer's Home Loan

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File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section 7.01, the Servicer shall not change the Home Loan Interest Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Home Loan. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional Servicing Compensation.

         Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Home Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

         Section 7.02 Satisfaction of Mortgages and Release of Home Loan Files.

         Subject to the provisions of Sections 4.01 and 4.02, the Servicer shall not grant a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or otherwise prejudice any right the Securityholders or the Securities Insurer may have under the mortgage instruments. The Servicer shall maintain the fidelity bond and errors and omissions insurance as provided for in Section 4.03 insuring the Servicer against any loss it may sustain with respect to any Home Loan not satisfied in accordance with the procedures set forth herein.

         Upon the payment in full of any Home Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Custodian by an Officers' Certificate (which certificate shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to
Section 5.01(b) have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Issuer's Home Loan File. Upon receipt of such certification and request, the Custodian shall promptly release the related Issuer's Home Loan File to the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable only from and to the extent of Servicing Compensation and shall not be chargeable to the Collection Account or the Distribution Account. Upon receipt by the Custodian of the certification of a Servicing Officer with respect to the release of the Issuer's Home Loan File for any Home Loan or any documents included therein, the Custodian shall release to the Servicer such Issuer's Home Loan File and shall deliver such instruments of transfer presented to it by the Servicer as shall be necessary or appropriate for the release of such Issuer's Home Loan File in accordance with such certification of the Servicing Officer; provided that in the case of a release of the related Issuer's Home Loan File in connection with a substitution or repurchase of any Home Loan pursuant to
Section 2.06(c) and (d), Section 3.05 or Section 11.02 or a release for other servicing reasons, such release of the Issuer's Home Loan File by the Custodian shall be subject to the prior approval of the Indenture Trustee.

         The Owner Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Obligor on the Debt Instrument or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Debt Instrument or Mortgage or otherwise available at law or in equity.

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Together with such documents or pleadings, the Servicer shall deliver to the
Owner Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Owner Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Owner Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Owner Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Owner Trustee by the Servicer or take any other action requested in such request that is, in the opinion of the Servicer as evidenced by such request, required by any state or other jurisdiction to discharge the lien of a Mortgage upon the satisfaction thereof and the Owner Trustee will sign and post, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five Business Days, or more promptly if needed, of the Owner Trustee's receipt of such certificate or documents. Such certificate or documents shall establish to the Owner Trustee's satisfaction that the related Home Loan has been paid in full by or on behalf of the Obligor and that such payment has been deposited in the Collection Account.

         Subject to any other applicable terms and conditions of this Agreement, the Owner Trustee and Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Home Loan, provided the obligee with respect to such Home Loan following such proposed assignment provides the Owner Trustee and Servicer with a "Certification for Assignment of Home Loan" in form and substance satisfactory to the Owner Trustee and Servicer, providing the following: (i) that the Home Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with or facilitate a refinancing under the laws of such jurisdiction;
(ii) that the substance of the assignment is, and is intended to be, a refinancing of such Home Loan and that the form of the transaction is solely to comply with or facilitate the transaction under such local laws; (iii) that the Home Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Home Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Home Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Home Loan, the Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Home Loan and the Servicer shall treat such amount as a Principal Prepayment with respect to such Home Loan for all purposes hereof.

         Section 7.03 Servicing Compensation.

         As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Collection Account, the Servicing Fee out of which the Servicer shall pay any servicing fees owed or payable to any Subservicer. Additional servicing compensation in the form of assumption and other administrative fees, amounts remitted pursuant to Section 7.01 and late payment charges shall be retained by or remitted to the Servicer to the extent not required to be remitted to the Indenture Trustee for deposit in the Distribution Account.

         The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein. The Servicer also agrees to pay (i) all reasonable costs and expenses incurred by the Indenture Trustee, the Owner Trustee or the Seller in investigating the Servicer's activities hereunder when, in the reasonable opinion of the Indenture Trustee, the Owner

SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 64
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Trustee or the Seller, such investigation is warranted on the basis of adverse information about the Servicer obtained from a reasonably reliable source, (ii) all reasonable costs and expenses incurred by any successor servicer or the Indenture Trustee in replacing the Servicer in the event of a default by the Servicer in the performance of its duties under the terms and conditions of this Agreement, and (iii) the annual Rating Agency monitoring fees.

         Section 7.04  Quarterly Statements as to Compliance.

         Not later than the last day of the second month following the end of
each quarter of the Servicer's Fiscal Year, beginning in           , 19  , the
Servicer will deliver to the Indenture Trustee, the Owner Trustee, the Securities Insurer and to each Securityholder, an Officer's Certificate stating that (i) the Servicer has fully complied with the provisions of Articles V and VII, (ii) a review of the activities of the Servicer during the preceding quarter and of performance under this Agreement has been made under such officer's supervision, and (iii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such quarter, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and the action being taken by the Servicer to cure such default.

         Section 7.05  Annual Independent Public Accountants' Servicing Report.

         On or before 120 days after the end of each of the Servicer's fiscal years elapsing during the term of its appointment under this Agreement, beginning with the first fiscal year ending after the Closing Date, the Servicer, at its expense, shall furnish to the Seller, the Indenture Trustee, the Owner Trustee, the Securityholders, the Securities Insurer and the Rating Agencies (i) an opinion by a firm of independent certified public accountants on the financial position of the Servicer at the end of the relevant fiscal year and the results of operations and changes in financial position of the Servicer for such year then ended on the basis of an examination conducted in accordance with generally accepted auditing standards, and (ii) if the Servicer is then servicing any Home Loans, a statement from such independent certified public accountants to the effect that based on an examination of certain specified documents and records relating to the servicing of the Servicer's loan portfolio conducted substantially in compliance with the audit program for mortgages serviced for the United States Department of Housing and Urban Development Mortgage Audit Standards, or the Uniform Single Attestation Program for Mortgage Bankers (the "Applicable Accounting Standards"), such firm is of the opinion that such servicing has been conducted in compliance with the Applicable Accounting Standards except for (a) such exceptions as such firm shall believe to be immaterial and (b) such other exceptions as shall be set forth in such statement.

         Section 7.06  Right to Examine Servicer Records.

         Each Securityholder, the Indenture Trustee, the Owner Trustee, the Securities Insurer and each of their respective agents shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine, audit and copy, at the expense of the Person making such examination, any and all of the books, records or other information of the Servicer (including without limitation any Subservicer to the extent provided in the related Subservicing Agreement) whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement. Each Securityholder, the Indenture Trustee, the Owner Trustee and

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the Securities Insurer agree that any information obtained pursuant to the terms of this Agreement shall be held confidential.

         Section 7.07 Reports to the Indenture Trustee; Collection Account Statements.

         If the Collection Account is not maintained with the Indenture Trustee, then not later than 25 days after each Record Date, the Servicer shall forward to the Indenture Trustee, the Securities Insurer and to each Majority Securityholder a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into the Collection Account for each category of deposit specified in Section 5.01(b), the aggregate of withdrawals from the Collection Account for each category of withdrawal specified in Section 5.01(c) and (d) and the aggregate amount of permitted withdrawals not made in the related Due Period in each case, for the related Due Period.

                                  ARTICLE VIII

                       REPORTS TO BE PROVIDED BY SERVICER

         Section 8.01 Financial Statements.

         The Servicer understands that, in connection with the transfer of the Securities, Securityholders may request that the Servicer make available to the Beneficial Owners and/or Securityholders and to prospective Beneficial Owners and/or Securityholders annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied.

         The Servicer also agrees to make available on a reasonable basis to the Beneficial Owners and/or Securityholders, and any prospective Beneficial Owners and/or Securityholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Beneficial Owners and/or Securityholders and any prospective Beneficial Owners and/or Securityholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Beneficial Owners and/or Securityholders and such prospective Beneficial Owners and/or Securityholder that the Servicer has the ability to service the Home Loans in accordance with this Agreement.

                                   ARTICLE IX

                                  THE SERVICER

         Section 9.01 Indemnification; Third Party Claims.

         (a) The Servicer agrees to indemnify and hold the Indenture Trustee, the Owner Trustee, the Seller, the Securities Insurer and each Securityholder harmless from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Owner Trustee, the Seller, the Securities Insurer or any Securityholder may sustain directly resulting from the negligence or willful

SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 66 misconduct of the Servicer in the performance of its duties hereunder or in the servicing of the Home Loans in compliance with the terms of this Agreement. IT IS THE EXPRESS INTENTION OF THE PARTIES TO THIS AGREEMENT THAT THE INDEMNIFICATION AND HOLD HARMLESS OBLIGATIONS OF THE SERVICER SET FORTH IN THE PRECEDING SENTENCE SHALL APPLY FULLY TO CLAIMS, LOSSES, ETC. RESULTING FROM ACTS OR OMISSIONS THAT MAY CONSTITUTE ORDINARY NEGLIGENCE ON THE PART OF THE SERVICER. The Servicer shall not be liable or responsible for any of the representations, covenants, warranties, responsibilities, duties or liabilities of any prior Servicer. The Servicer shall immediately notify the Indenture Trustee, the Owner Trustee, the Seller, the Securities Insurer and each Securityholder if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume (with the consent of the Indenture Trustee and the Owner Trustee) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Indenture Trustee, the Owner Trustee, the Seller, the Securities Insurer and/or any Securityholder in respect of such claim.

         (b) The Seller agrees to indemnify and hold the Indenture Trustee, the Owner Trustee, the Servicer, the Securities Insurer and each Securityholder harmless from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Owner Trustee, the Servicer, the Securities Insurer or any Securityholder may sustain directly resulting from the negligence or willful misconduct of the Seller in the performance of its duties hereunder or in compliance with the terms of this Agreement. IT IS THE EXPRESS INTENTION OF THE PARTIES TO THIS AGREEMENT THAT THE INDEMNIFICATION AND HOLD HARMLESS OBLIGATIONS OF THE SELLER SET FORTH IN THE PRECEDING SENTENCE SHALL APPLY FULLY TO CLAIMS, LOSSES, ETC. RESULTING FROM ACTS OR OMISSIONS THAT MAY CONSTITUTE ORDINARY NEGLIGENCE ON THE PART OF THE SELLER. The Seller shall immediately notify the Indenture Trustee, the Owner Trustee, the Servicer, the Securities Insurer and each Securityholder if a claim is made by a third party with respect to this Agreement, and the Seller shall assume (with the consent of the Indenture Trustee and the Owner Trustee) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Seller, the Servicer, the Indenture Trustee, the Owner Trustee, the Securities Insurer and/or any Securityholder in respect of such claim.

         (c) The Transferor agrees to indemnify and hold the Indenture Trustee, the Owner Trustee, the Servicer, the Securities Insurer and each Securityholder harmless from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Owner Trustee, the Servicer, the Securities Insurer or any Securityholder may sustain directly resulting from the negligence or willful misconduct of the Transferor in the performance of its duties hereunder or in compliance with the terms of this Agreement. IT IS THE EXPRESS INTENTION OF THE PARTIES TO THIS AGREEMENT THAT THE INDEMNIFICATION AND HOLD HARMLESS OBLIGATIONS OF THE TRANSFEROR SET FORTH IN THE PRECEDING SENTENCE SHALL APPLY FULLY TO CLAIMS, LOSSES, ETC. RESULTING FROM ACTS OR OMISSIONS THAT MAY CONSTITUTE ORDINARY NEGLIGENCE ON THE PART OF THE TRANSFEROR. The Transferor shall immediately notify the Indenture Trustee, the Owner Trustee, the Servicer, the Securities Insurer and each Securityholder if a claim is made by a third

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party with respect to this Agreement, and the Transferor shall assume (with the consent of the Indenture Trustee and the Owner Trustee) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Transferor, the Servicer, the Indenture Trustee, the Owner Trustee, the Securities Insurer and/or any Securityholder in respect of such claim.

         (d) The obligations of the Servicer, the Seller and the Transferor under this Section 9.01 shall survive the termination of this Agreement.

         Section 9.02 Merger or Consolidation of the Servicer.

         The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation and maintain such other licenses and permits, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Home Loans and to perform its duties under this Agreement.

         Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an Eligible Servicer and shall be the successor of the Servicer, as applicable hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger, conversion, consolidation or succession to the Indenture Trustee, the Owner Trustee and the Securities Insurer.

         Section 9.03 Limitation on Liability of the Servicer and Others.

         The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of
Section 9.01 herein, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Home Loans in accordance with this Agreement.

         Section 9.04  Servicer Not to Resign; Assignment.

         (a) The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer, the Seller, the Indenture Trustee, the Owner Trustee, the Securities Insurer and the Majority Securityholders, or upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by a written opinion of counsel (who may be an employee of the Servicer) to such effect delivered to the Indenture Trustee, the Owner Trustee, the Securities Insurer and the Seller, which opinion of counsel shall be in form and substance acceptable to the Indenture Trustee, the Owner Trustee and the Securities Insurer. No such resignation shall become effective until the Indenture Trustee or a successor servicer has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 10.02.


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         (b)  The Servicer shall not assign this Agreement or any of its obligations, rights and duties hereunder without the prior written consent the Seller, the Indenture Trustee, the Owner Trustee, the Securities Insurer and the Majority Securityholders; provided, however, the Servicer may assign this Agreement without the prior written consent of the Seller, the Indenture Trustee, the Owner Trustee, the Securities Insurer and the Majority Securityholders to (i) the Indenture Trustee or (ii) any Person that (A) is satisfactory to the Indenture Trustee, the Owner Trustee, the Securities Insurer and the Majority Securityholders, (B) services not less than $25,000,000 in aggregate outstanding principal amount of loans similar in type to the Home
Loans, (C) has a net worth of not less than $           , (D) has a blanket
fidelity bond and errors and omissions insurance coverage satisfying the requirements set forth in Section 4.03 and (E) will not cause any rating of any Class of the Securities in effect immediately prior to such assignment to be qualified, downgraded or withdrawn, as evidenced by a letter from each Rating Agency to such effect. Any such assignment to a successor servicer (other than the Indenture Trustee) shall be effective only upon delivery to the Indenture Trustee, the Owner Trustee and the Securities Insurer of an agreement, duly executed by the Servicer and such successor servicer in a form reasonably satisfactory to the Indenture Trustee and the Owner Trustee, in which such successor servicer shall assume the due and punctual performance of each covenant and condition to be performed or observed by the Servicer hereunder.

         Section 9.05 Relationship of Servicer to Owner Trustee and the Indenture Trustee.

         The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Owner Trustee and the Indenture Trustee under this Agreement is intended by the parties hereto to be that of an independent contractor and not of a joint venturer, agent or partner of the Owner Trustee or the Indenture Trustee.

                                    ARTICLE X

                                     DEFAULT

         Section 10.01 Events of Default.

         (a) In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

              (i) any failure by the Servicer to (1) deposit in the Collection Account in accordance with Section 5.01(b) any payments in respect of the Home Loans received by the Servicer no later than the fourth Business Day following the day on which such payments were received or (2) remit to the Indenture Trustee the amounts required to be remitted to the Distribution Account on any Distribution Date hereunder no later than the first Business Day after receipt from the Indenture Trustee of notice of such failure; or

              (ii) failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given (a) to the Servicer by the Indenture

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         Trustee or the Owner Trustee, or (b) to the Servicer, the Indenture
         Trustee or the Owner Trustee by any Securityholder or the Securities Insurer; or

              (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

              (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

              (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

              (vi) the Majority Securityholders or the Securities Insurer (A) shall receive notice from the Servicer that the Servicer is no longer able to discharge its duties under this Agreement or (B) shall determine, in their reasonable judgment and based upon published reports (including wire services), which they reasonably believe in good faith to be reliable, that the Servicer

                     (1) has experienced a material adverse change in its business, assets, liabilities, operations, condition (financial or otherwise) or prospects,

                     (2)   has defaulted on any of its material obligations, or

                     (3) has ceased to conduct its business in the ordinary course; or

              (vii) as of any Determination Date, the total Expected Loan Losses (as defined below) exceed (1) commencing in ___________________ up to the fifth (5th) anniversary of the ____________________, 19__ Cut-Off Date, ___% of the sum of the Initial Pool Principal Balance and the aggregate Principal Balance as of the applicable Cut-Off Dates of all Subsequent Home Loans conveyed to the Issuer, or (2) thereafter up to the tenth (10th) anniversary of the ____________________, 19__
         Cut-Off Date, ___% of the sum of the Initial Pool Principal Balance and the aggregate Principal Balance as of the applicable Cut-Off Dates of all Subsequent Home Loans conveyed to the Issuer (where the "Expected Loan Losses" shall be the sum of (A) the cumulative Net Loan Losses, plus (B) ___% of the aggregate Principal Balance of the Home Loans which are then more than 30 but less than 60 days delinquent, plus (C) ___% of the aggregate Principal Balance of the Home Loans which are then more than 60 but less than 90 days delinquent, plus (B) ___% of the aggregate Principal Balance of the Home Loans which are then more than 90 days delinquent).


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         (b) then, and in each and every such case, so long as an Event of
Default shall not have been remedied, the Majority Securityholders, the Securities Insurer, the Indenture Trustee or the Owner Trustee by notice in writing to the Servicer may, in addition to whatever rights such Person may have at law or equity to damages, including injunctive relief and specific performance, and with the consent of the Securities Insurer (which consent shall not be unreasonably withheld), terminate all the rights and obligations of the Servicer under this Agreement and in and to the Home Loans and the proceeds thereof, as servicer under this Agreement. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Home Loans or otherwise, shall, subject to Section 10.02, pass to and be vested in a successor servicer acceptable to the Securities Insurer, or the Indenture Trustee if a successor servicer cannot be retained in a timely manner, and the successor servicer, or Indenture Trustee, as applicable, is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Home Loans and related documents. The Servicer agrees to cooperate with the successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the successor servicer for administration by it of all amounts which shall at the time be credited by the Servicer to each Collection Account or thereafter received with respect to the Home Loans.

         Section 10.02  Indenture Trustee to Act; Appointment of Successor.

         On and after the date the Servicer receives a notice of termination pursuant to Section 10.01, or the Indenture Trustee receives the resignation of the Servicer evidenced by an opinion of counsel or accompanied by the consents required by Section 9.04, or the Servicer is removed as servicer pursuant to this Article X, then, subject to Section 4.08, the Indenture Trustee shall appoint a successor servicer acceptable to the Securities Insurer to be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the successor servicer shall not be liable for any actions of any servicer prior to it; provided further, however, that if a successor servicer cannot be retained in a timely manner, the Indenture Trustee shall act as successor servicer. In the event the Indenture Trustee assumes the responsibilities of the Servicer pursuant to this Section 10.02, the Indenture Trustee will make reasonable efforts consistent with applicable law to become licensed, qualified and in good standing in each Mortgaged Property State the laws of which require licensing or qualification, in order to perform its obligations as Servicer hereunder or, alternatively, shall retain an agent who is so licensed, qualified and in good standing in any such Mortgaged Property State. The successor servicer shall be obligated to make Servicing Advances hereunder. As compensation therefor, the successor servicer appointed pursuant to the following paragraph, shall be entitled to all funds relating to the Home Loans which the Servicer would have been entitled to receive from the Collection Account pursuant to Section 5.01(c) and from the Distribution Account pursuant to the applicable provisions of Section 6.01(b) if the Servicer had continued to act as servicer hereunder, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 7.01 and 7.03. The Servicer shall not be entitled to any termination fee if it is terminated pursuant to Section 10.01, but shall be entitled to any accrued and unpaid Servicing Fee to the date of termination.


SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 71

         Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly to the Indenture Trustee or, at the direction of the Indenture Trustee, to the successor servicer. The compensation of any successor servicer (including, without limitation, the Indenture Trustee) so appointed shall be the Servicing Fees, together with other Servicing Compensation provided for herein. In the event the Indenture Trustee is required to solicit bids to appoint a successor servicer, the Indenture Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in Section 9.04(b)(ii) above. Such public announcement shall specify that the successor servicer shall be entitled to the full amount of the Servicing Fees and Servicing Compensation provided for herein. Within thirty days after any such public announcement, the Indenture Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Indenture Trustee shall deduct from any sum received by the Indenture Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances made by the Indenture Trustee. After such deductions, the remainder of such sum shall be paid by the Indenture Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor. The Indenture Trustee, the Owner Trustee, any Custodian, the Servicer and any such successor servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Indenture Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Indenture Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee or such successor servicer, as applicable, all amounts which then have been or should have been deposited in the Collection Account by the Servicer or which are thereafter received with respect to the Home Loans. Neither the Indenture Trustee nor any other successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Indenture Trustee to each Securityholder, the Owner Trustee, the Seller and the Securities Insurer and, except in the case of the appointment of the Indenture Trustee as successor to the Servicer (when no consent shall be required), the Seller, the Majority Securityholders, the Owner Trustee and the Securities Insurer shall have consented thereto.

         Pending appointment of a successor to the Servicer hereunder, the Indenture Trustee shall act as servicer hereunder as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor servicer out of payments on the Home Loans as it and such successor servicer shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to Section 7.03, together with other Servicing Compensation in the form of assumption fees, late payment charges or otherwise as provided in this Agreement.


SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 72

         Section 10.03  Waiver of Defaults.

         The Majority Securityholders may with the prior consent of the Securities Insurer, on behalf of all Securityholders, waive any events permitting removal of the Servicer as servicer pursuant to this Article X, provided, however, that the Majority Securityholders may not waive a default in making a required distribution on a Security or Residual Interest without the consent of the related Securityholder or holder of the Residual Interest. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

         Section 10.04  Accounting Upon Termination of Servicer.

         Upon termination of the Servicer under this Article X, the Servicer shall, at its own expense:

         (a) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee the funds in any Collection Account;

         (b) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee all Home Loan Files and related documents and statements held by it hereunder and a Home Loan portfolio computer tape;

         (c) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee, the Owner Trustee, the Securities Insurer and the Securityholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for payments or charges with respect to the Home Loans; and

         (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Home Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

                                   ARTICLE XI

                                   TERMINATION

         Section 11.01  Termination.

         This Agreement shall terminate upon notice to the Indenture Trustee of either: (a) the later of the distribution to Securityholders of the final payment or collection with respect to the last Home Loan, or the disposition of all funds with respect to the last Home Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Indenture Trustee, the Owner Trustee, the Custodian and the Securities Insurer or (b) mutual consent of the Servicer, the Seller, the Transferor, the Securities Insurer and all Securityholders in writing.


SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 73

         Section 11.02 Optional Termination by Holder of Residual Interest or the Securities Insurer

         The holder of the Residual Interest may, at its option, effect an early redemption or termination of the Offered Securities on or after any Distribution Date on which the Pool Principal Balance declines to ____% or less of the Pool Principal Balance of the Initial Home Loans and Subsequent Home Loans conveyed to the Trust as of the respective Cut-Off Dates. In addition, the holder of the Residual Interest may, at its option, effect an early redemption or termination of the Offered Securities on or after any Distribution Date on which the Pool Principal Balance declines to ____% or less of the Pool Principal Balance of the Initial Home Loans and Subsequent Home Loan conveyed to the Trust as of the respective Cut-Off Dates. In connection with any such optional termination, to the extent that sufficient proceeds are not available from the sale of the Home Loans or the termination of the Trust, the holder of the Residual Interest will pay the outstanding fees and expenses, if any, of the Indenture Trustee, the Owner Trustee, the Securities Insurer, the Custodian, and the Servicer.

         In addition, subject to Section 11.03, on any date on or after which
(i) ____% or more (based on Net Principal Loan Losses) of the Home Loans have become Defaulted Home Loans on a cumulative basis and (ii) the Overcollateralization Level has been reduced to zero or an amount less than zero, then the Securities Insurer may, at its option, effect an early retirement of the Securities and termination of this Agreement.

         Any such early retirement and termination by the holder of the Residual Interest, the Servicer or the Securities Insurer, as applicable, shall be accomplished by depositing into the Collection Account on the Determination Date immediately preceding the Distribution Date on which the purchase is to occur the amount of the Termination Price together with an amount equal to the fees and expenses of the Indenture Trustee, the Owner Trustee, the Servicer, the Securities Insurer and any Custodian to be paid pursuant to the preceding paragraph. On the same day that the Termination Price is deposited into the Collection Account, the Termination Price and any amounts then on deposit in the Collection Account (other than any amounts not required to have been deposited therein pursuant to Section 5.01(b) and any amounts withdrawable therefrom by the Servicer pursuant to Section 5.01(c)(ii)) shall be transferred to the Note Distribution Account and/or the Certificate Distribution Account for distribution to Securityholders on the final Distribution Date; and any amounts received with respect to the Home Loans and Foreclosure Properties subsequent to such transfer shall belong to the Servicer or the Securities Insurer, as applicable. For purposes of calculating the Required Distribution Amount for the final Distribution Date, amounts transferred to the Note Distribution Account or the Certificate Distribution Account pursuant to the immediately preceding sentence on the Determination Date immediately preceding such final Distribution Date shall in all cases be deemed to have been received during the related Due Period, and such transfer shall be made pursuant to Section 5.01(c).

         Section 11.03  Notice of Termination.

         Notice of termination of this Agreement or of early redemption and retirement of the Securities shall be sent (i) by the Indenture Trustee to the Noteholders in accordance with Section _____ of the Indenture or (ii) by the Owner Trustee to the Certificateholders in accordance with Section _____ of the Trust Agreement.


SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 74

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

         Section 12.01  Acts of Securityholders.

         Except as otherwise specifically provided herein, whenever Securityholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Securityholders if the Majority Securityholders agree to take such action or give such consent or approval.

         Section 12.02  Amendment.

         (a) This Agreement may be amended from time to time by the Seller, the Servicer, the Transferor and the Owner Trustee by written agreement with notice thereof to the Securityholders, without the consent of any of the Securityholders, but with the consent of the Securities Insurer, to cure any error or ambiguity, to correct or supplement any provisions hereof which may be defective or inconsistent with any other provisions hereof or to add any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action will not adversely affect in any material respect the interests of the Securityholders. An amendment described above shall be deemed not to adversely affect in any material respect the interests of the Securityholders if either (i) an opinion of counsel is obtained to such effect, or (ii) the party requesting the amendment obtains a letter from each of the Rating Agencies confirming that the amendment, if made, would not result in the downgrading or withdrawal of the rating then assigned by the respective Rating Agency to any Class of Securities then outstanding. Notwithstanding the preceding, the Securities Insurer shall have the right to modify the definitions relating to the calculation of the Required Overcollateralization Level without the requirement of an amendment to this Agreement.

         (b) This Agreement may also be amended from time to time by the Seller, the Servicer, the Transferor and the Owner Trustee by written agreement, with the prior written consent of the Majority Securityholders and the Securities Insurer, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Home Loans or distributions which are required to be made on any Security, without the consent of the holders of % of each Class of Notes or the Certificates affected thereby and the Securities Insurer, (ii) adversely affect in any material respect the interests of the holders of any Class of Notes or Certificates in any manner other than as described in (i),
without the consent of the holders of     % of such Class of Notes or the
Certificates, or (iii) reduce the percentage of any Class of Notes or the Certificates, the holders of which are required to consent to any such
amendment, without the consent of the holders of     % of such Class of Notes
or the Certificates and the Securities Insurer.

         (c) It shall not be necessary for the consent of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.


SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 75

         Prior to the execution of any amendment to this Agreement, the Owner Trustee shall be entitled to receive and rely upon an opinion of counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement.

         Section 12.03  Recordation of Agreement.

         To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Securityholders' expense on direction of the Majority Securityholders or the Securities Insurer, but only when accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of the Securityholders or is necessary for the administration or servicing of the Home Loans.

         Section 12.04  Duration of Agreement.

         This Agreement shall continue in existence and effect until terminated as herein provided.

         Section 12.05  Governing Law.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

         Section 12.06  Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (i) the Seller, FIRSTPLUS INVESTMENT CORPORATION, 3773 Howard Hughes Parkway, Suite 300N, Las Vegas, Nevada 89109, Attention: Michael Orendorf, or such other addresses as may hereafter be furnished to the Certificateholders and the other parties hereto in writing by the Seller, (ii) in the case of the Owner Trustee,__________________________________, Attention: _____________________, or
such other address as may hereafter be furnished to the Securityholders and the other parties hereto, (iii) in the case of the Transferor and the Servicer, FIRSTPLUS FINANCIAL, INC., 1250 Mockingbird Lane, Dallas, Texas 75247-4902,
Attention: Chris Gramlich, or such other address as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Servicer or the Transferor, (iv) in the case of a claim under the Guaranty Policy, ___________________, Attention:______________________, or such other address as may be furnished to the Securityholders and the other parties hereto in writing by such Fiscal Agent or the Securities Insurer, (v) in the case of the Securities Insurer, _________________________,
Attention:_______________________, and (vii) in the case of the Securityholders, as set forth in the applicable Note Register and Certificate Register. Any such notices shall be deemed to be effective with respect to any party hereto upon the

SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 76 receipt of such notice by such party, except that notices to the Securityholders shall be effective upon mailing or personal delivery.

         Section 12.07  Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

         Section 12.08  No Partnership.

         Nothing herein contained shall be deemed or construed to create any partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor.

         Section 12.09  Counterparts.

         This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

         Section 12.10  Successors and Assigns.

         This Agreement shall inure to the benefit of and be binding upon the Servicer, the Transferor, the Seller, the Owner Trustee and the Securityholders and their respective successors and permitted assigns.

         Section 12.11  Headings.

         The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         Section 12.12  Actions of Securityholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Seller, the Servicer or the Owner Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Seller, the Servicer and the Owner Trustee if made in the manner provided in this Section.


SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 77

         (b) The fact and date of the execution by any Securityholder of any such instrument or writing may be proved in any reasonable manner which the Seller, the Servicer or the Owner Trustee deems sufficient.

         (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Securityholder shall bind every holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Seller, the Servicer, the Owner Trustee or the Securities Insurer in reliance thereon, whether or not notation of such action is made upon such Security.

         (d) The Seller, the Servicer or the Owner Trustee may require additional proof of any matter referred to in this Section 12.12 as it shall deem necessary.

         Section 12.13  Reports to Rating Agencies.

         (a) The Servicer shall provide to each Rating Agency copies of statements, reports and notices, to the extent received or prepared by the Servicer hereunder, as follows:

              (i)    copies of amendments to this Agreement;

              (ii)   notice of any substitution or repurchase of any Home Loans;

              (iii) notice of any termination, replacement, succession, merger or consolidation of either the Servicer, any Custodian or the Owner Trustee;

              (iv)   notice of final payment on the Notes and the Certificates;

              (v)    notice of any Event of Default;

              (vi) copies of the annual independent auditor's report delivered pursuant to Section 7.05, and copies of any compliance reports delivered by the Servicer hereunder including Section 7.04; and

              (vii)  copies of any Servicer's Monthly Statement pursuant to
         Section 6.02(b); and

         (b) With respect to the requirement of the Servicer to provide statements, reports and notices to the Rating Agencies such statements, reports and notices shall be delivered to the Rating Agencies at the following addresses: (i) if to_________________________, Attention:___________________,
(ii) if to_________________________, Attention:___________________, or (iii) if
to_________________________, Attention:___________________.

         Section 12.14 Securities Insurer Deemed Owner. Unless a Securities Insurer Default shall be continuing, the Securities Insurer shall be deemed to be the holder of % of the outstanding Insured Securities for purpose of exercising the rights, including the voting rights subject to the provisions of
Section 12.02(b), of the holders of the Insured Securities under this Agreement. The rights of the Securities Insurer to direct certain actions and consent to certain actions of the Majority Securityholders hereunder will terminate at such time as the Class Principal Balances of all Classes of Notes and the Certificate Principal Balance of the Certificates have been reduced to zero and the

SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 78

Securities Insurer has been reimbursed for all Guaranteed Payments and any other amounts owed under the Guaranty Policy and the Securities Insurer has no further obligation under the Guaranty Policy.

         Section 12.15 Third Party Beneficiary. The parties hereto acknowledge that the Securities Insurer is an express third party beneficiary hereof entitled to enforce any rights reserved to it hereunder as if it were actually a party hereto.

         Section 12.16 Suspension and Termination of Securities Insurer's
Rights.

         (a) During the continuation of a Securities Insurer Default, rights granted or reserved to the Securities Insurer hereunder shall vest instead in the Majority Certificateholders; provided that the Securities Insurer shall be entitled to any distributions in reimbursement of the Securities Insurer Reimbursement Amount.

         (b) At such time as either (i) the Class Principal Balances of each Class of Notes or the Certificate Principal Balance of the Certificates have been reduced to zero or (ii) the Guaranty Policy has been terminated following a Securities Insurer Default, and in either case of (i) or (ii) the Securities Insurer has been reimbursed for all Guaranteed Payments and any other amounts owed under the Guaranty Policy and the Insurance Agreement (and the Securities Insurer no longer has any obligation under the Guaranty Policy, except for breach thereof by the Securities Insurer), then the rights and benefits granted or reserved to the Securities Insurer hereunder (including the rights to direct certain actions and receive certain notices) shall terminate and the Securityholders (including in certain instances the Majority Securityholders) shall be entitled to the exercise of such rights and to receive such benefits of the Securities Insurer following such termination to the extent that such rights and benefits are applicable to the Securityholders (including the Majority Securityholders).

         IN WITNESS WHEREOF, the Servicer, the Transferor, the Owner Trustee and the Seller have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this SALE AND SERVICING AGREEMENT .

                             FIRSTPLUS HOME LOAN OWNER TRUST 19_-____,
                             By:  ___________________________, as Owner Trustee



                             By:________________________________________________
                             Name:______________________________________________
                             Title:_____________________________________________


                             FIRSTPLUS INVESTMENT CORPORATION, as
                             Seller




SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 79

                             By:________________________________________________
                             Name:______________________________________________
                             Title:_____________________________________________



                             FIRSTPLUS FINANCIAL, INC., as Transferor and
                             Servicer


                             By:________________________________________________
                             Name:______________________________________________
                             Title:_____________________________________________





SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 80

THE STATE OF NEW YORK      )
                           )
COUNTY OF NEW YORK         )

         BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________________________, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRSTPLUS HOME LOAN OWNER TRUST 19 ___-___, as Issuer, and that he executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the _____ day of ___________________, 19__.


                                  ______________________________________________
                                  Notary Public, State of New York


THE STATE OF NEW YORK      )
                           )
COUNTY OF NEW YORK         )

         BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________________________, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRSTPLUS INVESTMENT CORPORATION, as the Seller, and that he executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the _____ day of ____________________, 19___.



                                  ______________________________________________
                                  Notary Public, State of New York





SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 81

THE STATE OF NEW YORK      )
                           )
COUNTY OF NEW YORK         )

         BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared ________________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRSTPLUS FINANCIAL, INC., a Texas corporation, as the Transferor and Servicer, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the _____ day of ____________________, 19___.

                                  ______________________________________________
                                  Notary Public, State of New York



SALE AND SERVICING AGREEMENT (Series 19 - ) - Page 82